EXHIBIT 10.12





















             INVESTMENT PLAN FOR SALARIED EMPLOYEES

                               OF

                   IMC GLOBAL OPERATIONS INC.

                restated effective March 1, 1988

             INVESTMENT PLAN FOR SALARIED EMPLOYEES
                               OF
                   IMC GLOBAL OPERATIONS INC.

                       TABLE OF CONTENTS
         ---------------------------------------------

Article   Section                                            Page


   1           TITLE                                            1

   2           DEFINITIONS                                      2

   3           PARTICIPATION

         3.1   Eligibility Requirements                         6
         3.2   Applications                                     8
         3.3   Termination of Participation                     9
         3.4   Safe-Harbor For Leased Employees                 9
         3.5   Special Enrollment                              10

   4           EMPLOYEE CONTRIBUTIONS AND SALARY REDUCTION
                    CONTRIBUTIONS

         4.1   Contributions Allowed                           10
         4.2   Changes in Amount of Contributions              13
         4.3   Automatic Suspension of Contributions           13
         4.4   Voluntary Suspension of Contributions           14
         4.5   Rollover Contributions                          14
         4.6   Contribution Percentage                         16
         4.7   Definitions                                     17
         4.8   Special Rules                                   17
         4.9   Distribution of Excess Aggregate Contributions  18
         4.10  Salary Reduction Contributions                  19
         4.11  Definitions                                     20
         4.12  Special Rules                                   21
         4.13  Distribution of Excess Deferrals                22
         4.14  Distribution of Excess Contributions            23
         4.15  Aggregate Rule                                  24




Article   Section                                            Page


   5           EMPLOYER CONTRIBUTIONS

         5.1   Amount of Contributions                         24
         5.2   Statutory Limitations on Contributions          26
         5.3   Limitation Year                                 29

   6           TRUST AND INVESTMENT PROVISIONS

         6.1   Trustee                                         29
         6.2   Investment of Contributions                     30
         6.3   Limitation on Investment Directions             33
         6.4   Change in Investment Direction                  34
         6.5   Investment Income                               35
         6.6   Expenses of Funds                               35
         6.7   Investment Manager                              35

   7      PARTICIPANTS' PLAN ACCOUNT

         7.1   Plan Account and Vesting                        37
         7.2   Dollars                                         39
         7.3   Valuation of Funds                              40
         7.4   Valuation of Fund Sub-Accounts as of a
                 Valuation Date                                41
         7.5   Valuation of Fund Sub-Accounts on Other Than
                 a Valuation Date                              41
         7.6   Value of Plan Accounts                          41
         7.7   Committee to Furnish Annual Statements of Value
                 of Plan Accounts                              41
         7.8   Transfers from Hourly Savings and Profit
                 Sharing Plans                                 42

   8           WITHDRAWALS, DISTRIBUTIONS AND LOANS

         8.1   Withdrawal of Employee Payroll Deduction and
                 Recharacterization Contributions              44
         8.2   Hardship Withdrawal from Employer, Employee and
                 Recharacterization Accounts                   45
         8.3   Withdrawal from Salary Reduction Account        48
         8.4   Distribution Upon Election to Discontinue
                 Contributions for an Indefinite Period        49
         8.5   Loans                                           50
         8.6   Distribution Upon Termination of Employment     52
         8.7   Time and Manner of Distributions                52

Article   Section                                            Page


         8.8   Designation of Beneficiary                      53
         8.9   Distribution to Minor and Disabled Distributees 55
         8.10  Distribution upon Termination of Employment     55
         8.11  Conditions for Distribution to Beneficiary, Upon
                 Death of a Participant                        59
         8.12  Direct Rollovers                                59

   9           SPECIAL RULES RELATING TO RE-EMPLOYMENT OF
               TERMINATED EMPLOYEES AND EMPLOYMENT
               BY RELATED ENTITIES                             60

  10           ADMINISTRATION

        10.1   The Committee                                   60
        10.2   Plan Administrator                              63
        10.3   Claims Procedure                                64
        10.4   Notices to Participants and Distributees        65
        10.5   Notices to Committee or Employers               65
        10.6   Records                                         66
        10.7   Reports of Trust Fund                           66

  11           PARTICIPATION BY OTHER EMPLOYERS

        11.1   Adoption of Plan                                66
        11.2   Withdrawal from Plan                            67
        11.3   Company as Agent for Employers                  67

  12           CONTINUANCE BY A SUCCESSOR                      67

  13           DOMESTIC RELATIONS, ORDERS AND LOANS

        13.1                                                   68
        13.2                                                   69

  14           MISCELLANEOUS

       14.1    Expenses                                        69
       14.2    Non-Assignability                               70
       14.3    Employment Non-Contractual                      70
       14.4    Limitation of Rights                            70
       14.5    Merger or Consolidation with Another Plan       70
Article   Section                                            Page


       14.6    Reversion of Employer Contributions             71

  15           AMENDMENT, WITHDRAWAL AND TERMINATION

        15.1   Amendment                                       72
        15.2   Withdrawal                                      72
        15.3   Termination                                     73
        15.4   Trust to be Applied Exclusively for
                 Participants and Their Beneficiaries          74
        15.5   Distribution Upon Sale of Assets                74
        15.6   Distributions Upon Sale of Subsidiary           74

  16           TOP-HEAVY PLAN YEARS

        16.1                                                   75
        16.2                                                   77
        16.3                                                   77
        16.4                                                   78
        16.5                                                   79
        16.6                                                   79

 17            TERMINATED INVESTMENT AND SAVINGS PLAN FOR
               HOURLY EMPLOYEES AT STERLINGTON,
               LOUISIANA                                       80



             INVESTMENT PLAN FOR SALARIED EMPLOYEES
                               OF
                   IMC GLOBAL OPERATIONS INC.
                Restated Effective March 1, 1988
                --------------------------------

           The  Investment Plan for Salaried Employees  of  IMC  Global

Operations  Inc.  (the "Plan", known before November  1,  1994  as  the

"Investment Plan for Salaried Employees of IMC Fertilizer,  Inc.")  was

adopted effective March 1, 1988 and restated effective January 1,  1992 and  again effective July 1, 1994 to incorporate various amendments  to

the  Plan.   All  changes are effective July 1, 1994  unless  otherwise noted.

           In  all  cases  where  this Plan refers  to  a  person,  the reference pertains to both genders.

           Account balances of participants in the Investment Plan  for

Salaried  Employees of International Minerals  Chemical Corporation  on

February 29, 1988 were transferable to this Plan through March 31, 1989 fully vested and nonforfeitable.



                               ARTICLE 1
                                 TITLE


           The title of this plan on and after November 1, 1994 is  the

"Investment Plan for Salaried Employees of IMC Global Operations  Inc."

Prior  to  November 1, 1994 the Plan was known as the "Investment  Plan for Salaried Employees of IMC Fertilizer, Inc.".





                               ARTICLE 2
                              DEFINITIONS


           As  used herein, the following words and phrases shall  have the  following respective meanings unless the context clearly indicates otherwise:



          (1) Active Participant. A participant who is presently making contributions to the plan pursuant to Section 4.1.

          (2) Administrator. The Plan Administrator appointed by the Company pursuant to Section 10.2. and as defined in ERISA.

          (3) Affiliate. Any corporation which is a member of the same controlled group of corporations (within the meaning of
          Section 414(b) of the Code) as an employer or an unincorporated trade or business which is under common control with an employer (as determined under Section 414(c) of the Code).

          (4)   Beneficiary.   The  person  or  persons  who  shall  be
          entitled under Section 8.8 to receive benefits in the event of the death of a participant.

          (5) Break in Service. The period of time beginning on the first day of the month following termination of an individual's employment and ending on the last day of the month immediately preceding the month in which an individual is reemployed if such period is at least 12 months long, provided that an individual shall be deemed to be employed during any period in which he is in Military Service, provided that he returns to the employ of an Employer within the period prescribed by law relating to the reemployment rights of persons in Military Service, during any period for which he is entitled to receive compensation even though he performs no services during such period (such as vacation, leave of absence, sick leave or disability leave), and during any period for which he is laid off or is on an uncompensated leave of absence duly granted by his Employer or is on a maternity or paternity leave of absence which has been approved by the Administrator for purposes of eligibility service under this Plan, determined under uniform rules adopted by the Committee in accordance with Regulations.

          (6)   Code.   The Internal Revenue Code of 1986, as  amended,
          and the regulations issued thereunder.

          (7)   Committee.   The Committee appointed by  the  Board  of
          Directors of the Company pursuant to Section 10.1.

          (8) Company. IMC Global Operations Inc., a Delaware corporation, and any organization which shall succeed to the business of such corporation and adopt the plan pursuant to
          Article 12.

          (9) Compensation. The base monthly salary paid to a participant. Effective January 1, 1989, compensation considered under the plan shall not be in excess of $200,000 annually, as adjusted by the Secretary in accordance with
          Section 401(a)(17) of the Code. Effective January 1, 1994, compensation considered under the Plan shall not be in excess of $150,000 annually as adjusted by the Secretary in accordance with Section 401(a)(17) of the Code. For purposes of Article 4 the term "compensation" shall have the meaning prescribed in Section 414(s) of the Code and for purposes of
          Article 5, the term "compensation" shall have the meaning prescribed by Section 415 of the Code.

          (10) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

          (11) Distributee. A person entitled to receive a distribution from the trust under Article 8. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
          Article 13 and Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

          (12) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the
          Distributee's eligible rollover distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (13) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities.)

          (14) Employee. An individual who is employed by an Employer and shall include leased employees within the meaning of 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than 20% of an
          Employer's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the term Employee shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code. Any person employed by a foreign corporation shall be deemed to be an Employee of an Employer during his period of employment by such foreign corporation if (i) not less than 20% of the voting stock of such foreign corporation is owned by an employer; (ii) the employer has entered into an agreement under Section 3121(1) of the Code which applies to such foreign corporation; (iii) the employee is a citizen or permanent resident of the United States; and (iv) contributions under a funded plan of deferred compensation are not provided by any other person with respect to the remuneration paid to such person by such foreign corporation.

          (15) Employer. The Company and any other corporation which shall, with the consent of the Company, elect to participate in the plan in the manner described in Section 11.1 and any successor corporation which shall adopt the plan pursuant to
          Article 12. If any such corporation shall withdraw from participation in the plan pursuant to Section 11.2, or shall terminate its participation in the plan pursuant to Section 15.3, such corporation shall thereupon cease to be an employer.

          (16) Employer Contributions. The contributions made by an employer pursuant to Section 5.1.

          (17)  Family  Member.   An individual  described  in  Section
          414(q)(6)(B) of the Code.

          (18) Highly Compensated Employee. A participant or former participant who is a highly compensated employee as defined in Code Section 414(q). Generally, any participant or former participant is considered a Highly Compensated Participant if during the Plan Year or the preceding Plan Year such participant or former participant:

                     (a) was at any time a "five percent owner" as defined in Section 16.1.

                     (b) received "415 Compensation" from the Employer in excess of $78,353 (or such other amount as indexed from time to time by the Internal Revenue Service). In determining whether an individual has "415 Compensation" of more than $78,353, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), and (m) shall be taken into account.


                     (c) received "415 Compensation" from the Employer in excess of $52,235 (or such other amount as indexed from time to time by the Internal Revenue Service) and was in the top-paid group of Employees for the Plan Year. An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty (20) percent of the Employees when ranked on the basis of "415 Compensation" paid during the Plan Year. In determining whether an individual has "415 Compensation" of more than $52,235, "415 Compensation" from each employer required to be aggregated under Code Section 414(b), (c), and (m) shall be taken into account.

                     (d)   was  at  any time an officer as  defined  in
               Section 16.1 with "415 Compensation" greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for such Plan.

          (19) Investment Manager. The investment manager who may be appointed pursuant to Section 6.6.

          (20) Maternity or Paternity Leave. A leave of absence taken by an employee for any period by reason of such employee's pregnancy, birth of an employee's child, placement of a child with the employee in connection with the adoption of such child or any absence for the purpose of caring for such child for a period immediately following such birth or placement. Leaves of absence taken in accordance with this subsection shall not include any leave of absence which is deemed to be a short term disability under the Short Term Disability Plan for Salaried Employees of IMC Global Operations Inc.

          (21) Military Service. (a) Service on active duty, in time of national or local emergency, in the armed forces of the United States or any State thereof; (b) service in the armed forces of the United States or of any State thereof under any compulsory service law; or (c) service in the armed forces of the United States or any of its allies in time of war in which the United States is engaged.

          (22) Non-Highly Compensated Employee. An Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

          (23) Participant. An employee who has satisfied the requirements set forth in Section 3.1, has elected to participate in the plan pursuant to Section 3.2, and whose participation has not terminated pursuant to Section 3.3.

          (24) Plan. The plan herein set forth, as from time to time amended.

          (25)  Plan  Account.   The  sum of a  participant's  Employer
          Account, Employee Account, Salary Reduction Account and Rollover Account.

          (26) Plan Year. The accounting period of the Company for federal income tax purposes.

          (27) Predecessor Plan. Investment Plan for Salaried Employees of International Minerals Chemical Corporation as in effect on February 29, 1988 under which full account balances of participants eligible to participate in this Plan were transferred, if such participants became eligible to participate in this Plan between March 1, 1988 and March 31, 1989.

          (28) Prior Plan Statement. The predecessor plan as in effect as of June 30, 1982.

          (29) Salary Reduction Contributions. Contributions to the trust pursuant to Section 4.1 by an employer on behalf of an active participant in lieu of current compensation.

          (30) Service. Any period of time beginning on the first day of the month in which an individual's employment commences and ending on the last day of the month in which his employment terminates. An individual's service shall include employment with International Minerals Chemical Corporation so long as such participant became eligible to participate in this Plan prior to April 1, 1989.

          (31)  Trust.   The  trust  created by agreement  between  the
          employers and the trustee, as from time to time amended.

          (32) Trustee. The trustee provided for in Section 6.1, or any successor trustee or, if there shall be more than one trustee acting at any time, all of such trustees collectively.

          (33) Trust Fund. All money and property of every kind held by the trustee under the trust agreement.

          (34) Valuation Date. The last day of each calendar quarter. Effective July 1, 1988 the Valuation Date shall be the last day of each calendar month.



                               ARTICLE 3
                             PARTICIPATION


            Section   3.1.   Eligibility  Requirements.    (a)    Prior

Participants.   Each Employee who was a Participant in the  Predecessor

Plan  on  February 29, 1988, terminated employment with the predecessor

Employer, became employed by an Employer and eligible to participate in this  Plan between March 1, 1988 and March 31, 1989 shall have his full account  balance under the Predecessor Plan transferred  to  this  Plan fully  vested  and  invested, where possible, in  identical  Funds,  as described in Article 6 of this Plan.



     (b)  Active Participants.  A person who:


                    (1)  is an Employee of an Employer;

                    (2)  is paid on a salaried basis;

                     (3) is either regularly employed in the United States or is a citizen of the United States;

                     (4)   has  an effective application under  Section
               3.2 on file with the Committee; and

                     (5) is credited with one year of Service (as defined in subsection (d) below);

shall  be  eligible to be a Participant in the Plan and shall  commence

active  participation  on the date specified in  subsection  (c).   For

purposes  of  this  subsection  (b), clause  (5)  above  shall  not  be applicable to a person who satisfies clauses (1), (2) and (3) on  March

1, 1988, and who elects to participate on that date.  A Participant who discontinued contributions to the Predecessor Plan and is ineligible to participate in the Predecessor Plan pursuant to Sections 8.1 or 8.4  of such  plan  may not become an active Participant under this Plan  until such period of ineligibility expires.



     (c)  Commencement Date for Active Participation.  A person who has satisfied the conditions of subsection (b) above shall become an Active

Participant  on the next January 1 or July 1 (whichever  occurs  first)

following    the   date   such   conditions   are   first    satisfied.

Notwithstanding the preceding sentence, if such January  1  or  July  1 occurs  more than six months after a person is credited with his  first year  of Service, Active Participation shall commence on the first date the requirements of subsection (b) are satisfied.



           (d)   Eligibility Service.  An Employee of an Employer shall

satisfy  the service requirement if he completes a year of  service  in the  12 month period beginning on the date of his employment, or if  he completes a year of service in any Plan Year subsequent to the date  of his  employment.  If an Employee terminates employment with an Employer and all affiliates, but returns to such employment prior to incurring a

Break  in  Service, the period prior to and following such  termination shall  be  credited  as service.  If an Employee terminates  employment with  an  Employer  and all Affiliates prior to completing  a  year  of service, but returns to such employment at a later date, all periods of his  employment shall be credited as service.  An Employee who has once satisfied the eligibility requirement, terminates employment and  later returns  to employment shall be eligible to participate in the Plan  as of the date of his reemployment.



           Section  3.2.   Applications.  An  eligible  Employee  under

Section  3.1(b)  may become an Active Participant by filing  a  written application with his Employer in the form prescribed by the  Committee.

Such    application must be filed at least 20 days prior  to  the  date upon  which  participation is to commence or, if  participation  is  to commence on an effective date, such application must be filed prior  to a  date  to  be  prescribed by the Committee and  communicated  to  all eligible  Employees.  Such application shall authorize  the  Employee's

Employer  to reduce his current Compensation in the amount  elected  by the Employee pursuant to Article 4 and to contribute the amount of such reduction to the Trust Fund and/or authorize the Employee's Employer to deduct  monthly contributions from the Employee's Compensation  in  the

amount  specified  by  the  Employee  pursuant  to  Article  4.    This

application  shall evidence the Employee's acceptance of and  agreement to all of the provisions of the Plan.



           Section  3.3.  Termination of Participation.  A  Participant

shall continue as such until his termination of employment for whatever reason;  provided, however, if a Participant shall be transferred  from one Employer to another or from an Employer to a corporation which is a member of the same controlled group of corporations (within the meaning of  Section  1563(a) of the Code, determined without regard to  Section

1563(a)(4) and (e)(3)(C)) as his prior Employer or from an Employer  to a  corporation or other employing entity which is under common  control

(within  the  meaning  of Section 414(c) of the Code)  with  his  prior

Employer,   such   transfer  shall  not  terminate  the   Participant's

participation  in  the  Plan  and such Participant  shall  continue  to participate  in  the Plan until an event shall occur which  would  have terminated  his  participation had he continued in the  service  of  an

Employer  until  the occurrence of such event, but  during  any  period during  which  he  is not employed by an Employer he shall  not  be  an

Active  Participant and shall not be entitled to make contributions  to the Plan pursuant to Section 4.1.



             Section    3.4.    Safe-Harbor   For   Leased   Employees.

Notwithstanding any other provisions of the Plan, for purposes  of  the pension requirements of Section 414(n)(3) of the Code, the Employees of

the  Employer  shall  include leased employees within  the  meaning  of

Section  414(n)(2)  of  the Code.  Such leased employees  shall  become participants in, or be entitled to contributions under, the Plan  based on  service as leased employees only as provided in provisions  of  the

Plan other than this Article 3.



           Section 3.5.  Special Enrollment.  Notwithstanding any other provision  of  the  Plan  to  the contrary, any  Participant  otherwise eligible to participate under the terms of the Plan on December 1, 1989 shall  be  entitled to re-enroll in the Plan on December  1,  1989,  to change  investment selections and direction, as provided under  Article

6,  to  change  contributions as provided under  Section  4.2,  and  to otherwise  make  such decisions regarding their Plan  Accounts  as  are usually permitted on January 1 of any Plan Year.

      There  will  be no enrollment on January 1, 1990 because  of  the special,  one-time  December  1, 1989 enrollment  except  as  to  those

Employees  or Participants who were ineligible under the terms  of  the

Plan  to  participate on December 1, 1989 but will become eligible  for participation on January 1, 1990.



                               ARTICLE 4
       EMPLOYEE CONTRIBUTIONS AND SALARY REDUCTION CONTRIBUTIONS


           Section  4.1.   Contributions Allowed.  A Participant  shall

elect  to participate in the Plan by a) Employee contributions effected by  means  of payroll deduction and/or by b) all Employer Contributions to  the  Trust Fund in an amount the Employee has agreed in writing  to forego  in  current  Compensation.  The latter contributions  shall  be known as Salary Reduction Contributions.



     (a)  Employee Contributions

                     (1) Each Active Participant shall make a regular contribution under the Plan. Such contribution shall only be effected by means of payroll deductions each pay period of a whole dollar amount. Such dollar amount shall be in percentage points ranging from 1% to 6% of the Active Participant's Compensation.

                     (2) Each Active Participant who shall elect or authorize contributions in an amount equal to 6% of his Compensation pursuant to paragraph (a) and/or paragraph
               (b) of this Section shall be entitled, but shall not be required, to make an additional contribution by means of payroll deductions only each pay period of a whole dollar amount. Such dollar amount shall be in percentage points ranging from 1% to 9% of the Active Participant's Compensation.

                     (3) If the aggregate contribution made by an Active Participant pursuant to paragraphs (1) and (2) of this Section is not evenly divisible by five, it shall be increased to the nearest higher amount which is so divisible. Contributions shall commence with the first payroll period ending after participation commences. Contributions shall be transferred by the Participant's Employer to the Trustee not less frequently than monthly.



     (b)  Salary Reduction Contributions.  An Employer shall contribute to  the  Trust  Fund  on  behalf of each Active  Participant  which  he employs,  an  amount  equal to the amount the  Active  Participant  has agreed in writing to forego in current Compensation.  A Participant may

elect  an  amount  equal  to percentage points  of  Compensation.   The

maximum  percentage  by which any Participant may elect  to  forego  in

Compensation shall be designated by the Committee no later than 30 days prior to each January or July 1 but such percentage shall, in no event,

exceed  15%.   Notwithstanding the foregoing, no contributions  may  be

made  under this paragraph, unless such contribution complies with  the provisions  of  Section 5.1(c) of this Plan and no  contribution  under this  subsection  which  is in excess of 6%  of  Compensation  will  be eligible for further Employer contribution under Section 5.1(a).

           If  the  aggregate dollar amount of the current Compensation reduction  made by an Active Participant pursuant to this paragraph  is not  evenly  divisible by five, it shall be increased  to  the  nearest higher amount which is so divisible.

           An  agreement  to  reduce  current Compensation  under  this paragraph  shall  be  subject to rules and regulations  governing  such agreements as promulgated by the Internal Revenue Service.

           Notwithstanding anything in this Section to the contrary, no salary  reduction contribution percentage elected by a Participant  may result in a dollar amount which will exceed $7313 in any calendar  year as multiplied by the Adjustment Factor provided by the Secretary of the

Treasury.   In  the  event  a  Participant's  contribution  under  this

Subsection exceeds $7313 in any calendar year or such contribution when combined  with  any  other  cash or deferred arrangement  contributions exceeds  $7313 as multiplied by the Adjustment Factor provided  by  the

Secretary  of  the Treasury in any calendar year, such  excess,  if  it

occurs   under  this  Subsection  4.1(b)  shall  be  refunded  to   the

Participant  along  with any accrued interest or  earnings  thereon  no later  than April 15 of the calendar year succeeding the year in  which such  excess  was contributed.  If such excess occurs as  a  result  of contributions made under this Subsection 4.1(b) when combined with  any

other   cash  or  deferred  arrangement  contributions  made   by   the

Participant,  then  any  refund will be made  upon  timely  and  proper notification to the Plan Administrator of the amount to be refunded  by the Participant.



      (c)   Limitations on Employee and Salary Reduction Contributions.

A  Participant's  overall  contribution, either  by  payroll  deduction

exclusively  or  by  payroll  deduction  in  combination  with   salary

reduction may not exceed 15% of the Participant's Compensation and  are nonforfeitable when made.



          Section 4.2.  Changes in Amount of Contributions.  Changes by

the  Active  Participant.   The amount of  the  Compensation  reduction

and/or  the  dollar amount of payroll deduction elected  by  an  Active

Participant  as a percentage of Compensation shall continue  in  effect until  the  Active Participant changes his reduction agreement  or  his

deduction.   An  Active  Participant  may  change  the  amount  of  his agreement  or  payroll deduction within the limitations  prescribed  in

Section  4.1  as  of January 1 or July 1 of any year by giving  written directions  to  his Employer in the form prescribed by  the  Committee,

provided  such  direction  is  given at least  30  days  prior  to  the effective  date of the change.  If at any time an Active  Participant's payroll  deduction  shall exceed the maximum limitation  prescribed  in

Section 4.1(a), it shall be automatically reduced to the highest  whole dollar  amount which is evenly divisible by five and which is not  more than such maximum limitation.



           Section  4.3.   Automatic Suspension of  Contributions.   An

Active   Participant's  payroll  deduction  or  by   salary   reduction

contributions shall be suspended automatically for the period and under the  circumstances specified in Section 8.1 and for any  period  during which  the Active Participant is absent without Compensation or  is  no longer an Active Participant.



           Section  4.4.   Voluntary Suspension of Contributions.   Any

Active  Participant  may,  by giving 30 days'  written  notice  to  his

Employer,  in  the  form  prescribed  by  the  Committee,  suspend  his contributions (by payroll deduction or salary reduction)  effective  as of  the first day of the month which is at least 30 days after the date such  notice  has been given.  Such a voluntarily suspended Participant may,  by giving 30 days' written notice to his Employer on a prescribed form,  regain  active  status in the Plan on the earlier  of  the  next

January  1 or July 1 following the suspension of contributions  for  12 months.



           Section 4.5.  Rollover Contributions.  (a)  With the consent of  the  Administrator, amounts may be transferred from other qualified plans,  provided  that the Trust from which such funds are  transferred permits  the  transfer to be made and, in the opinion of legal  counsel for  the  Employers, the transfer will not jeopardize  the  tax  exempt status of the Plan or Trust or create adverse tax consequences for  the

Employers.   The  amounts transferred shall be set  up  in  a  separate account  herein referred to as "Rollover Account".  Such account  shall be fully vested at all times and shall not be subject to forfeiture for any reason.



      (b)   Amounts  in  a Participant's Rollover Account  may  not  be

withdrawn by, or distributed to the Participant, in whole or  in  part,

except  as  provided in Paragraph (c) of this Section 4.5.  The  amount shall  be  credited  in  participating units  in  accordance  with  the

Participant's  investment direction to the appropriate sub-accounts  of

such  Rollover  Account.   If a rollover contribution  is  made  by  an

eligible  Employee prior to his becoming a Participant,  such  Employee shall  until such time as he becomes a Participant be deemed  to  be  a

Participant for all purposes of the Plan except for purposes of  making contributions to the Plan pursuant to Section 4.1.



      (c)   Distributions may be made only in accordance with  Sections

8.6, 8.7 and 8.10 of the Plan and such distributions shall be valued in accordance with Sections 7.3 through 7.6 as applicable.



       (d)   For  purposes  of  this  Section  4.5  the  term  "amounts

transferred  from  other  qualified plans"  shall  mean:   (i)  amounts

transferred  to  this Plan directly from another qualified  plan;  (ii)

lump  sum distributions received by an Employee which are eligible  for tax  free rollover to a qualified plan and which are transferred by the

Employee  to  this  Plan within sixty (60) days following  his  receipt thereof;  (iii)  amounts  transferred  to  this  Plan  from  a  conduit individual  retirement  account provided that  the  conduit  individual retirement  account  has no assets other than  assets  which  (A)  were previously  distributed to the Employee by another qualified  corporate

(and,  after  December  31,  1983, noncorporate)  plan  as  a  lump-sum distribution,  (B) were eligible for tax free rollover to  a  qualified corporate  or noncorporate plan and (C) were deposited in such  conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and (iv) amounts distributed to the  Employee from a conduit individual retirement account meeting  the requirements of clause (iii) above, and transferred by the Employee  to this  Plan  within  sixty (60) days of his receipt  thereof  from  such

conduit   individual  retirement  account.   Prior  to  accepting   any

transfers to which this Section applies, the Administrator may  require the  Employee to establish that the amounts to be transferred  to  this

Plan  meet  the requirements of this Section and may also  require  the

Employee to provide an opinion of counsel satisfactory to the Employers that  the  amounts  to  be transferred meet the  requirements  of  this

Section.



     (e)  For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a).



      (f)   Notwithstanding anything herein to the contrary, this  Plan shall  not  accept  any direct transfers from a defined  benefit  plan,

money  purchase plan (including a target benefit plan), stock bonus  or profit  sharing  plan which would otherwise have provided  for  a  life annuity form of payment to the Participant.



           Section  4.6.   Contribution Percentage.  (a)   The  Average

Contribution  Percentage  for  Eligible  Participants  who  are  Highly

Compensated  Employees for the Plan Year shall not exceed  the  Average

Contribution  Percentage for Eligible Participants who  are  Non-Highly

Compensated Employees for the Plan Year multiplied by 1.25; or



     (b)  The Average Contribution Percentage for Eligible Participants

who are Highly Compensated Employees for the Plan Year shall not exceed the  Average Contribution Percentage for Eligible Participants who  are

Non-Highly  Compensated Employees for the Plan Year  multiplied  by  2,

provided   that  the  Average  Contribution  Percentage  for   Eligible

Participants who are Non-Highly Compensated Employees by more than  two

(2)  percentage  points or such lesser amount as described  in  Section

4.15.



          Section 4.7.  Definitions.  For purposes of this Section, the following definitions shall apply.



          (a) "Average Contribution Percentage" shall mean the average (expressed as percentage) of the Contribution Percentages of the Eligible Participants in a group.

          (b) "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Employee
          Contributions and Employer Contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation while a Participant in the Plan for the Plan Year.

          (c) "Eligible Participant" shall mean any Employee of the Employer who is otherwise authorized under the terms of the Plan to have Employee Contributions or Employer Contributions allocated to his account for the Plan Year.



           Section  4.8.   Special Rules.  (a)  For  purposes  of  this

Section 4, the Contribution Percentage for any Eligible Participant who

is  a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions, or to receive Employer Contributions or

Salary  Reduction Contributions allocated to his account under  two  or more  plans  described  in Section 401(a) of the Code  or  arrangements described  in  Section 401(k) of the Code that are  maintained  by  the

Employer  or an Affiliated Employer shall be determined as if all  such contributions  and  Salary Reduction Contributions were  made  under  a single plan.



      (b)   In  the event that this Plan satisfies the requirements  of

Section  410(b) of the Code only if aggregated with one or  more  other plans,  or  if  one  or  more other plans satisfy the  requirements  of

Section 410(b) of the Code only if aggregated with this Plan, then this

Section  4 shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.



     (c)  For purposes of determining the Contribution Percentage of an

Eligible Participant who is a Highly Compensated Employee, the Employee

Contributions,   Employer  Contributions  and  Compensation   of   such

Participant   shall   include  the  Employee  Contributions,   Employer

Contributions and Compensation of Family Members to the extent required by Section 401(k) of the Code and the regulations issued thereunder.



       (d)    The  determination  and  treatment  of  the  Contribution

Percentage of any Participant shall satisfy such other requirements  as may be prescribed by the Secretary of the Treasury.



          Section 4.9.  Distribution of Excess Aggregate Contributions.

(a)   In  General.  Excess Aggregate Contributions and income allocable thereto  shall be distributed no later than the last day of  each  Plan

Year  beginning  after  December 31, 1987,  to  Participants  to  whose

accounts   Employee   Contributions  or  Employer  Contributions   were

allocated for the preceding Plan Year.



      (b)   Excess Aggregate Contributions.  For purposes of this Plan,

"Excess  Aggregate  Contributions" shall mean the amount  described  in

Section 401(m)(6)(B) of the Code.



      (c)   Determination  of Income.  The income allocable  to  Excess

Aggregate  Contributions shall be determined by multiplying the  income allocable  to  the  Participant's Employee Contributions  and  Employer

Contributions for the Plan Year by a fraction, the numerator  of  which is  the Excess Aggregate Contributions on behalf of the Participant for the  preceding Plan Year and the denominator of which is the sum of the

Participant's  account balances attributable to Employee  Contributions and  Employer Contributions as of the end of the Plan Year, reduced  by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.



       (d)    Maximum   Distribution  Amount.   The  Excess   Aggregate

Contributions to be distributed to a Participant shall be adjusted  for income,  and,  if  there is a loss allocable to  the  Excess  Aggregate

Contribution,  shall  in  no  event be less  than  the  lesser  of  the

Participant's  account  under the Plan or  the  Participant's  Employee

Contributions and Employer Contributions for the Plan Year.



      (e)   Accounting  for  Excess  Aggregate  Contributions.   Excess

Aggregate  Contributions shall be distributed  from  the  Participant's

Employee   Account,  and  Employer  Account,  in  proportion   to   the

Participant's Employee Contributions and Employer Contributions for the

Plan Year.



           Section 4.10.  Salary Reduction Contributions.  (a)  Maximum

Amount  of  Salary Reduction Contributions.  Effective as of  March  1,

1988,   no  Employee  shall  be  permitted  to  have  Salary  Reduction

Contributions made under this Plan, the Predecessor Plan or  any  other plan  during any calendar year in excess of $7313 as multiplied by  the

Adjustment  Factor as provided by the Secretary of the  Treasury.   The

foregoing  limit  shall not apply to Salary Reduction Contributions  of amounts  attributable  to service performed in 1986  and  described  in

Section 1105(c)(5) of the Tax Reform Act of 1986.



     (b)  Average Actual Deferral Percentage.

               (i) The average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

              (ii) the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the
          Plan  Year  shall  not  exceed the  Average  Actual  Deferral
          Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as described in Section 4.15.



          Section 4.11.  Definitions.  For purposes of Section 4.10 and succeeding subsections in Section 4, the following definitions shall be used.



      (a)  "Actual Deferral Percentage" shall mean the ratio (expressed as  a  percentage), of Salary Reduction Contributions on behalf of  the

Eligible  Participant  for the Plan Year to the Eligible  Participant's

Compensation for the Plan Year.



      (b)   "Average Actual Deferral Percentage" shall mean the average

(expressed as a percentage) of the Actual Deferral Percentages  of  the

Eligible Participants in a group.



      (c)   "Eligible  Participant" shall  mean  any  Employee  of  the

Employer  who is otherwise authorized under the terms of  the  Plan  to have  Salary Reduction Contributions allocated to his account  for  the

Plan Year.



      Section 4.12.  Special Rules.  (a)  For purposes of Section  4.10 and succeeding subsections in Section 4, the Actual Deferral Percentage for  any Eligible Participant who is a Highly Compensated Employee  for

the   Plan   Year  and  who  is  eligible  to  have  Salary   Reduction

Contributions  allocated to his account under  two  or  more  plans  or

arrangements  described  in  Section  401(k)  of  the  Code  that   are

maintained  by  the  Employer  or  an  Affiliated  Employer  shall   be

determined  as  if  all such Salary Reduction Contributions  were  made under a single arrangement.



     (b)  For purposes of determining the Actual Deferral Percentage of a  Participant  who  is  a  Highly  Compensated  Employee,  the  Salary

Reduction  Contributions  and Compensation of  such  Participant  shall include  the Salary Reduction Contributions and Compensation of  Family

Members  to the extent required by Section 401(k) of the Code  and  the regulations thereunder.



      (c)   The  determination and treatment of  the  Salary  Reduction

Contributions  and Actual Deferral Percentage of any Participant  shall satisfy  such other requirements as may be prescribed by the  Secretary of the Treasury.



            Section  4.13.   Distribution  of  Excess  Deferrals.   (a)

Notwithstanding  any  other  provision of  the  Plan,  Excess  Deferral

Amounts and income allocable thereto shall be distributed no later than

April  15, 1988, and each April 15 thereafter to Participants who claim such Allocable Excess Deferral Amounts for the preceding calendar year.



      (b)   For purposes of this Section "Excess Deferral Amount" shall mean  the amount of Salary Reduction Contributions for a calendar  year that  the  Participant  allocates to this Plan pursuant  to  the  claim procedure set forth in (c) below.



      (c)   The  Participant's  claim shall be  in  writing,  shall  be submitted  to  the  Plan Administrator no later  than  March  1;  shall specify  the  Participant's Excess Deferral Amount  for  the  preceding calendar  year;  and shall be accompanied by the Participant's  written statement  that  if  such  amounts are  not  distributed,  such  Excess

Deferral  Amount, when added to amounts deferred under other  plans  or arrangements  described in Sections 401(k), 408(k)  or  403(b)  of  the

Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.



      (d)   Maximum  Distribution Amount.  The Excess  Deferral  Amount

distributed to a Participant with respect to a calendar year  shall  be adjusted  for  income and, if there is a loss allocable to  the  Excess

Deferral,  shall  in  no  event  be  less  than  the  lesser   of   the

Participant's  account  under  the Plan  or  the  Participant's  Salary

Reduction Contributions for the Plan Year.



           Section  4.14.   Distribution of Excess Contributions.   (a)

Notwithstanding  any other provision of the Plan, Excess  Contributions and  income  allocable thereto shall be distributed no later  than  the last  day  of  each  Plan Year beginning after December  31,  1987,  to

Participants  on whose behalf such Excess Contributions were  made  for the preceding Plan Year.



      (b)   Excess  Contributions.   For purposes  of  this  amendment,

"Excess  Contributions"  shall mean the  amount  described  in  Section

401(k)(8)(B) of the Code.



      (c)   Determination  of Income.  The income allocable  to  Excess

Contributions  shall be determined by multiplying income  allocable  to the Participant's Salary Reduction Contributions for the Plan Year by a

fraction,  the numerator of which is the Excess Contribution on  behalf of  the Participant for the preceding Plan Year and the denominator  of which is the sum of the Participant's account balances attributable  to

Salary  Reduction Contributions on the last day of the  preceding  Plan

Year.



      (d)  Maximum Distribution Amount.  The Excess Contributions which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the amount of  Excess Deferrals distributed to the Participant; shall, if there is a  loss allocable to the Excess Contributions, in no event be less than the  lesser  of  the  Participant's  account  under  the  Plan  or  the

Participant's Salary Reduction Contributions for the Plan Year.



      (e)   Accounting  for Excess Contributions.  Amounts  distributed under  this Section 4 shall first be treated as distributions from  the

Participant's Salary Reduction Account.



           Section  4.15.   Aggregate Rule.  The  tests  referenced  in

Section 4.6 and 4.10 shall each be applied independently.  If the tests specified in Section 4.6(b) and 4.10(b)(ii) are used, then the  sum  of the  Average  Contribution Percentages and Average Deferral Percentages

of Highly Compensated Employees may not exceed the sum of

                      1) 1.25 times the greater of the Average Contribution Percentages or Average Deferral Percentages of all other eligible Employees, and

                    2) the lesser of such Average Deferral Percentage and Average Contribution Percentage times two or plus two, whichever is less.



      If  the limitation described immediately above is exceeded,  then the  tests described in Section 4.6 and 4.10 must be applied  by  using only  the  test of Section 4.6(a) or Section 4.10(b)(i).  If such  test cannot  be met then the reduction methods described in Section 4  shall be applied.



                               ARTICLE 5
                        EMPLOYER CONTRIBUTIONS


           Section 5.1.  Amount of Contributions.  (a)  Subject to  the

limitations set forth in subsection (c) and Section 5.2, each  Employer shall  contribute on the last day of each calendar month or as  shortly thereafter  as possible, for and on account of each Active  Participant employed  by such Employer on the last day of each calendar  month,  an amount  which  shall  be determined by the Board of  Directors  of  the

Company  and which shall, in no event, be less than 20% of  the  amount contributed  during  the month by such Active Participant  pursuant  to

Sections  4.1(a)  and/or  4.1(b) up to 6% of the  Active  Participant's

compensation.   Notwithstanding  the  foregoing,  contributions  by  an

Employer  shall  be  delivered no later than the  due  date,  including extensions,  for  the  Employer's federal income tax  return  for  such

fiscal  year.   Employer contributions made pursuant to this  paragraph

(a)  shall  be  allocated  to  the  Employer  account  of  each  Active

Participant.



           (b)  Subject to the limitations set forth in subsection  (c)

and  Section 5.2, each Employer may make an additional contribution  at the  end  of each fiscal year of the Employer in an amount equal  to  a percentage,  determined by the Board of Directors of  the  Company,  of each  Active  Participant's contributions made to the Plan  during  the

Employer's fiscal year pursuant to Sections 4.1(a) and/or 4.1(b) up  to

6%  of  each  Active  Participant's Compensation.   Contributions  made

pursuant  to  this  paragraph (b) shall be allocated  to  the  Employer account  of each Active Participant who was employed by an Employer  on the  last  day  of the Employer's fiscal year.  Employer  contributions made  pursuant  to this Section shall be delivered to  the  Trustee  no later  than  the  due  date,  including  extensions  thereof,  for  the

Employer's federal income tax return for such fiscal year.

                     (1) Notwithstanding the preceding paragraphs, all or any portion of the Employer Contribution, made under subparagraphs (a) or (b) of this Section 5.1, which will be applied to the IMC Global Inc. Stock Fund may be made in shares of IMC Global Inc. Common Stock. For purposes of determining the amount of any contribution made in IMC Global Inc. Common Stock, such stock shall have a value equal to the average of the closing prices of Company Stock on the composite tape of New York Stock Exchange issues for the last twenty (20) trading days prior to the date the shares are transferred to the Trustee.

                    (2) An Employer may decline to make a contribution on behalf of a Participant if it or the Company determines that such contribution may result in an excess contribution under Section 5.2 or may be discriminatory within the meaning of Section 401(a)(4) of the Code.

                     (3) All Employer contributions are nonforfeitable when made.



           Section  5.2.  Statutory Limitations on Contributions.   (a)

Definition  of  Annual Additions.  For purposes of  the  Plan,  "Annual

Addition"  shall  mean the amount allocated to a Participant's  account during the Limitation Year which constitutes:

               (i)  Employer Contributions.

              (ii)  Employee Contributions.

             (iii)  Forfeitures, and

               (iv) Amounts described in Sections 415(1)(1) and 419(A)(d)(2) of the Code.



      (b)   Maximum Annual Addition.  The maximum Annual Addition  that may  be  contributed or allocated to a Participant's account under  the

Plan for any Limitation Year shall not exceed the lesser of:

               (i)  the Defined Contribution Dollar Limitation, or

               (ii) 25 percent of the Participant's Compensation, within the meaning of Section 415(c)(3) of the Code for the Limitation Year

and the sum of c) and d) below shall not exceed 1.

      (c)   The aggregate annual additions as of the close of such Plan

Year  to  the  Participant's Plan Account  and  in  all  other  defined contribution plans maintained by his Employer divided by the lesser of

                (i) 125% of the aggregate maximum dollar amount which under Section 415(c)(1)(A) of the Code (as adjusted for
          increases  in  the  cost of living  in       accordance  with
          Treasury Regulations) could have been contributed on behalf of the Participant to a defined contribution plan for all of the Participant's years of Service, and

                (ii) 35% of the aggregate of the Participant's Compensation for all of the Participant's years of Service.



      (d)   The  aggregate projected annual benefit of the  Participant under  all defined benefit plans maintained by his Employer (determined as of the close of such Plan Year) divided by the lesser of

                (i)  125% of the maximum dollar limitation contained in
          Section 415(b)(1)(A) of the Code (as adjusted for increases in the cost of living in accordance with Treasury Regulations), and

                (ii) 140% of the average of the Participant's Compensation for the three consecutive calendar years of his participation in such defined benefit plans during which his Compensation was the highest.



      (e)   Special Rules.  The Compensation limitation referred to  in this Section 5.2 shall not apply to:

                (i)  Any contribution for medical benefits (within  the
          meaning of Section 419A(f)(2) of the Code) after separation from Service which is otherwise treated as an Annual Addition, or

               (ii) Any amount otherwise treated as an Annual Addition under Section 415(1)(1) of the Code.



      (f)   Definitions.   For purposes of this Section  5.2,  "Defined

Contribution Dollar Limitation" shall mean $30,000 or, if greater, one-

fourth  of  the defined benefit dollar limitation set forth in  Section

415(b)(1) of the Code as in effect for the Limitation Year.

      The  term  "his  Employer"  shall include  all  corporations  and unincorporated  businesses which are members  of  the  same  controlled group  of corporations under Section 414(b) of the Code or under common control under Section 414(c) of the Code, as the case may be, with  the

Participant's  Employer and for this purpose more than 50%  control  as

referenced  in  Section  415(h) of the Code  shall  apply.   The  terms

"defined  contribution plan" and "defined benefit plan" shall have  the

meanings  set  forth  in  Section 415 of the  Code.   Salary  reduction

contributions shall be treated as Employer Contributions.



      (g)   If the limitations set forth in the first clause of Section

5.2(b) above would be exceeded by an Employer's contributions on behalf of  a  Participant, first Employee contributions which are included  in the  annual additions described in 5.2(a) above will be refunded to the extent of such excess.  If, after application of the foregoing rule, as a  result  of  the  allocation of forfeitures, a  reasonable  error  in estimating  a Participant's annual Compensation, or under  other  facts and  circumstances, the annual additions to a Participant's Account  in fact  exceed either of the limitations described in 5.2(b) for  a  Plan

Year,  the  excess amount shall be deposited in a suspense account  for such  Plan  Year.  Such suspense account shall remain invested  in  the

Money  Market Fund and shall be allocated during succeeding Plan  Years among  the  Participant's Accounts until the amount  in  such  suspense account  is  exhausted.  If, during a Plan Year more than one  suspense account created pursuant to this Section shall exist, allocation of the amounts  contained in such accounts shall be allocated in the order  of the  Plan  Years to which such accounts relate.  Such excess amount  or amounts shall be used to reduce Employer  Contributions under Article 5 for  the  next  Limitation Year (and succeeding  Limitation  Years,  if necessary)  for all of the remaining Participants in the Plan.  If  the limitation  in  the second clause of Section 5.2(b)  is  exceeded,  the benefit  under  the  defined benefit plans shall be reduced  until  the requirements of the second clause are satisfied.



           Section 5.3.  Limitation Year.  For purposes of Section 5.2,

"Limitation Year" shall mean the Plan Year.



                           ARTICLE 6
                TRUST AND INVESTMENT PROVISIONS


           Section  6.1.   Trustee.  A Trust shall be  created  by  the

execution  of a trust agreement between the Employers and the  Trustee.

All Employer and Employee contributions under the Plan shall be paid to the  Trustee, and the Trustee shall have responsibility for the custody and  investment thereof in accordance with the provisions of the  Trust agreement.  The Trustee shall make distributions from the Trust Fund at such  time  or times, to such person or persons and in such amounts  as the manager shall direct in writing.

      The  Company shall have the sole right to determine the form  and terms  of the Trust agreement, to amend such agreement at any time  and from  time  to time, and to remove any Trustee or Trustees  and  select their successors.

      Trust  assets shall be valued at least annually at the  close  of each Plan Year.



           Section 6.2.  Investment of Contributions.  Each Participant

shall,  by  written  direction to the Administrator,  direct  that  his contributions  together  with all Employer Contributions  made  on  his

behalf   be  invested  by the Trustee either entirely  in  one  of  the following funds or in increments of no less than 25% to any combination of up to four of the following funds.



     (a)  An Equity Fund which at the discretion of the Committee shall be invested in mutual fund or similar investment vehicle which consists substantially of securities comprising the Standard Poors 500  intended to produce reasonable income.



     (b)  A Bond Fund which at the discretion of the Committee shall be invested  in a mutual fund or similar investment vehicle which consists substantially  of investments in marketable corporate debt  securities,

U.S. Government securities, mortgage related securities and other asset-

booked securities intended to preserve capital.



      (c)   An IMC Global Inc. Stock Fund which, within the limitations set  forth from time to time in the Trust agreement, shall be  invested solely in common stock of the Company.

      The Trustee shall furnish to each Participant who has dollars  in the  IMC Global Inc. Stock Fund allocated to his Accounts in accordance with  Section  7.2, notice of the date and purpose of each  meeting  of shareholders of the Company, of which the Trustee has notice, at  which shares  of  stock of the Company are entitled to be voted  and  request from  each  such  Participant instructions to  be  transmitted  to  the

Trustee  as to the voting at such meeting of the number  of  shares  of stock of the Company equivalent to the total value of the units in  the

Participant's Accounts in the IMC Global Inc. Stock Fund divided by the closing price of Company stock on the Valuation Date which precedes the date of the meeting by 45 days.

      If  the  Participant furnishes such instructions to  the  Trustee within the time specified by him in the notification given to him,  the

Trustee  shall  vote such shares of stock in the Company in  accordance with the instructions of the Participant.  If the Participant fails  to furnish  such instructions within such specified time, then the Trustee shall not vote those shares.

      Similarly the Trustee shall furnish to each Participant  who  has dollars in the IMC Global Inc. Stock Fund allocated to his Accounts  in accordance  with  Section 7.2, notice of any tender  offer  for,  or  a request  or  invitation for tenders of shares of stock in the  Company,

made  to the Trustee, shall request that each such Participant transmit to  the Trustee instructions as to the tendering of shares of stock  of the  Company  equivalent  to  the total  value  of  the  units  in  the

Participant's Accounts in the IMC Global Inc. Stock Fund divided by the closing price of Company stock on the Valuation Date which precedes the

date  of  the  notice of tender offer by 45 days.   The  Trustee  shall

tender or not tender such shares of stock of the Company as to which he has  received instructions according to such instructions and shall not tender  such  shares  of such stock as to which  he  has  not  received

instructions.   Notwithstanding  the  provisions  of  Section  6.3,   a

Participant   who  instructs  the  Trustee  to  tender   shares   shall

simultaneously  select  another Fund in which  the  proceeds  from  the tendering  of  shares shall be used to purchase units of participation,

in  the event that the tender offer is successful.  Any instructions as to voting received from Participants shall be held in confidence by the

Trustee  and shall not be divulged to the Company or to any officer  or

Employee  thereof  or  to  any other person.  Any  instructions  as  to

tendering  received  from  Participants  shall  likewise  be  held   in

confidence  by  the  Trustee and shall only be  divulged  to  the  Plan

Administrator  or  his  delegate and only to the  extent  required  for record-keeping of a Participant's Account as to the appropriate  number of  units  for  the  appropriate Fund.  The Plan Administrator  or  his delegate  shall not divulge to any officer, Employee, or other  Company

representative  the  identity  of  any  Participant  relative  to   the

instructions such Participant gave to the Trustee for tendering or  not tendering.

     The Trustee shall vote or tender all combined fractional shares of

Company  stock  to  the extent possible in the same proportion  as  the shares which have been voted or tendered by each Participant.



      (d)  A Fixed Income Fund under which the funds shall be entrusted to  one or more insurance companies or banks, and/or to a portfolio  of

guaranteed   insurance   contracts  or   other   capital   preservation

investments of different maturities and interest rates in which a group of  retirement  or savings plans may participate, to be chosen  at  the sole  discretion  of the Committee, which companies  and/or  banks,  as applicable, pursuant to a contract or contracts or other arrangement to be  approved by the Committee, will invest the funds according  to  its sole  discretion at fixed or floating rate of interest on the  invested funds.



      (e)  A Money Market Fund under which the funds shall be entrusted to  an  insurance company or an investment company to be chosen at  the sole discretion of the Committee, which company, pursuant to a contract or  in  accordance  with a prospectus approved by the  Committee,  will invest  the  funds  in short-term United States government  and  agency obligations, bank certificates of deposit and bankers' acceptances, and high quality corporate obligations.



      (f)  A Balanced Fund which shall be invested at the discretion of the  Committee, in a mutual fund and other investment vehicle providing an investment mix.



      (g)  A Growth Equity Fund to be invested at the discretion of the

Committee  in  a  mutual  fund or funds and other  investment  vehicles providing an investment mix.



           Section  6.3.   Limitations on Investment  Directions.   (a)

Notwithstanding  anything  else in this Section  or  the  Plan  to  the contrary,  no  Participant who is an officer of the  Company  shall  be permitted  to direct contributions of any kind to the IMC  Global  Inc.

Stock  Fund  at  any  time.   For purposes of  this  Section  the  term

"officer" shall have the meaning so designated for purposes of  Section

16(a)  of  the  Securities and Exchange Act of 1934  and  rules  issued pursuant to such Act.



      (b)  No contributions may be directed under Section 6.2 where the instructions  (1) would violate the provisions of the Plan,  (2)  would cause a Plan fiduciary to maintain the indicia of ownership of any Plan assets  outside the jurisdiction of the United States District  Courts,

(3)  would jeopardize the Plan's tax qualified status, (4) could  bring about a loss in excess of a Participant's account balance, or (5) would result  in a direct or indirect acquisition, sale or lease of  property between  a  Participant and the Company or a Company  affiliate,  or  a direct or indirect loan to the Company or a Company affiliate.



          Section 6.4.  Change in Investment Direction.  Once given, an investment  direction  may  not be withdrawn  or  rescinded  except  as provided  in  this  Section,  and any such investment  direction  shall

continue  in  effect  until  changed  pursuant  to  this  Section.    A

Participant  may  elect  to  change  his  investment  direction  and/or transfer  as of January 1, April 1, July 1 and October 1, his  existing account  balances  in  any  fund or funds  to  any  other  fund  or  in increments  of  no  less  than  25% of  such  account  balances  and/or contributions  to  any  combination up to four funds  so  long  as  the aggregate  amount  so  transferred or directed  is  transferred  to  or directed  to  no  more than one fund or in increments  of  25%  to  any

combination up to four funds.   Notwithstanding the foregoing sentences

relating to change of investment direction, a Participant having  funds invested in the Fixed Income Fund may change investment direction  from that  Fund  to another fund cited in this Section only if no more  than

20%  of the total value of the applicable guaranteed insurance contract in  the  Fixed  Income Fund on December 31st of the  previous  year  is transferred to other funds.  If such total of all funds transferred out of  the  applicable guaranteed insurance contract in the  Fixed  Income

Fund  exceeds 20%, then the sub-account each Participant has  opted  to transfer  to another fund from his Fixed Income Fund sub-accounts  will be  reduced on a pro rata basis until the amount transferred  from  the guaranteed  income  contract reaches 20% of the  total  value  of  that guaranteed  income contract as at December 31st of such previous  year.

The  Administrator  will  notify  Participants  of  any  reduction   in

transfers  from  the  Fixed Income Fund as  soon  as  possible  in  the applicable year.

      Notwithstanding any other provision of this Section  6.4  or  the

Plan  to  the contrary, effective July 1, 1991 no transfer of  existing account balances shall be permitted by a Participant between the  Fixed

Income  Fund and the Bond Fund or the Money Market Fund or between  the

Bond  Fund  or the Money Market Fund and the Fixed Income Fund  on  any

January 1, April 1, July 1, or October 1.  Written notice of any change in  investment direction shall be given at least thirty (30) days prior to  the  effective date of any such change to the Administrator in  the form  prescribed by the Administrator.  Notwithstanding the  foregoing,

the  Committee  may,  at  any  time there is  no  current  registration statement  filed  with the Securities and Exchange  Commission  and  in effect,  suspend  by  notification to the  Participants  the  right  of

Participants  to  direct  that their contributions  together  with  all

Employer  Contributions made on their behalf be  invested  in  the  IMC

Global  Inc.  Stock  Fund.  In the event of any  such  suspension,  the

Committee  may  in  its  sole discretion select  a  date  as  of  which

Participants may direct that their contributions together with Employer

Contributions made on their behalf be invested in the IMC  Global  Inc.

Stock Fund.



           Section  6.5.  Investment Income.  The income of  each  fund shall  be  added  to  such  fund and the fund  shall  be  invested  and reinvested without distinction between principal and income.



           Section  6.6.  Expenses of Funds.  All charges and  expenses incurred in connection with the purchase and sale of investments for  a fund shall be charged to such fund.



          Section 6.7.  Investment Manager.  The Company may appoint an individual, or individuals, firm or corporation, which shall  be  known as  the  Investment Manager or Investment Managers, and  which  may  be responsible,  within the limitations set forth in the trust  agreement,

for  selecting the investments to be made for one or more of the  Stock

Fund, the Bond Fund, the Fixed Income Fund, the Money Market Fund,  the

Balanced Fund and the Growth Equity Fund.  The Investment Manager for a

fund may either direct the Trustee to make sales or investments or make sales and investments with respect to such funds and direct the Trustee to take all necessary action to complete such sales and investments.

      Upon appointment or as soon as practicable after appointment, the

Company and each Investment Manager it has appointed shall enter into a written  agreement, which agreement shall include the  following  terms and conditions:



      (a)   The  Company  shall have the right, at any  time,  with  or

without  cause,  to  remove  the Investment  Manager.   The  Investment

Manager  may  resign  and  such resignation  shall  be  effective  upon

delivery   of  a  written  resignation  to  the  Company.    Upon   the

resignation,  removal or failure or inability for  any  reason  of  the

Investment  Manager  to  act  hereunder,  the  Company  may  appoint  a

successor.   All successor Investment Managers shall have  all  of  the rights and privileges and all of the duties of their predecessors,  but shall not be held accountable for the acts of their predecessors.



      (b)   An Investment Manager shall discharge his duties (i) solely in  the  interest  of  Participants and  Beneficiaries,  (ii)  for  the

exclusive  purpose  of  providing benefits to  Participants  and  their

Beneficiaries and of defraying reasonable expenses of administering the

Plan, and (iii) with the care, skill, prudence, and diligence under the circumstances  then  prevailing that a prudent man  acting  in  a  like capacity and familiar with such matters would use in the conduct of  an enterprise of a like character and with like aims.



      (c)   The Investment Manager shall maintain accurate and detailed records of all investment directions given to the Trustee, and of sales and  investments  made by the Investment Manager  with  regard  to  the funds,  which shall be available at all reasonable times for inspection

by  any  person  designated  by  the Committee  or  the  Company.   The

Investment  Manager, at the direction of the Committee or the  Company,

shall  submit  to  the  Committee, to the  Company,  to  the  Company's

auditors  and  to others designated by the Committee, such  reports  or other information as they may reasonably require.

     In the event that an Investment Manager has not been appointed for any one or more of the Stock Fund, the Bond Fund, the Guaranteed Income

Fund,  the  Money Market Fund, the Growth Equity Fund or  the  Balanced

Fund,   the  Committee  shall  direct  the  Trustee  with  respect   to

investments  for  any such fund until an Investment  Manager  has  been appointed for such fund.



                           ARTICLE 7
                   PARTICIPANTS' PLAN ACCOUNT


           Section  7.1.  Plan Account and Vesting.  Plan Participants'

Accounts  were measured in Units of participation under the Predecessor

Plan  and under this Plan.  Effective April 1, 1989 Participants'  Plan

Accounts are measured in dollars and Article 7 is amended as follows:





     (a)  Plan Account.  The Committee shall establish and maintain, or shall cause to be established and maintained by such agent or agents as it shall select for this purpose, the following accounts:

          (1) Employer Account. This account shall reflect the value (in dollars) of the Employer Account described in the Predecessor Plan Statement; of all Employer Contributions made pursuant to Section 5.1, and of contributions described in Section 7.8 (pertaining to assets from the IMC Chemical Group Plan); all investment earnings, gains, expenses and losses (realized and unrealized), and the amount of any withdrawals and distributions from the account.

          (2) Employee Account. This account shall reflect the value (in dollars) of the Employee Account described in the Predecessor Plan Statement and contributions made pursuant to
          Section 4.1(a) of the Plan, the investment earnings, gains, expenses and losses (realized and unrealized), and the amount of withdrawals and distributions from this account.

          (3) Salary Reduction Account. This account shall reflect the value (in dollars) of amounts described in the Predecessor Plan Statement and amounts contributed under
          Section 4.1(b), investment earnings, gains, expenses and losses (realized and unrealized), and the amount of any withdrawals and distributions from the account.

          (4) Rollover Account. This account shall reflect the value (in dollars) of amounts contributed under Section 4.5, investment earnings, gains, expenses and losses (realized and unrealized), and the amount of any withdrawals or distributions from the account.



      Each of the foregoing accounts shall be composed of a Stock  Fund

Sub-Account,  a Bond Fund Sub-Account, a Fixed Income Fund Sub-Account,

a  Money  Market Fund Sub-Account, an IMC Global Inc. Stock  Fund  Sub-

Account,  a  Balanced Fund Sub-Account and a Growth  Equity  Fund  Sub-

Account.  Such Accounts and Sub-Accounts shall be solely for accounting purposes,  and  there shall be no segregation of assets  of  the  funds among  separate  accounts.  The books of account, form  and  accounting methods  used in the administration of Participants' accounts shall  be the sole responsibility of, and shall be subject to the supervision and control of, the Committee.



      (b)   Vesting.   Participants shall have  a  full  and  immediate

nonforfeitable interest in the value of their accounts.



           Section 7.2.  Dollars.  (a)  The interest of Participants in the  funds  shall be measured by dollars in the particular  fund,  with gain  or loss determined as of each Valuation Date as provided  in  the succeeding  subsections.  Each dollar shall have  an  equal  beneficial interest  in the fund, and none shall have priority or preference  over any other.



      (b)   One  dollar is allocated to the Employer Account maintained for  each  Participant for each dollar paid to the trust on  behalf  of such Participant by an Employer prior to the first Valuation Date,  and one  dollar  is allocated to the Employee Account maintained  for  each

Participant  for each dollar paid to the trust by such  Participant  by means  of payroll deductions pursuant to Article 4 prior to such  date.

Dollars so allocated to accounts are allocated to the appropriate  sub-

accounts  comprising such accounts in accordance with the Participants'

directions made pursuant to Section 6.2.  As soon as practicable  after the first Valuation Date, the Trustee determined the value of each fund as  of such Valuation Date in the manner prescribed in Section 7.4, and the  gain  or  loss  so determined is divided by the  total  number  of dollars  allocated  to  the  accounts and  sub-accounts  of  such  fund maintained for Participants in accordance with the preceding  sentence.

The resulting quotient is the value of a dollar in such fund as of such

Valuation Date and constitutes the initial gain or loss of a dollar  in

such  fund.   Fractional  dollars shall be calculated  to  six  decimal

places.  Employer Contributions due but not received by the Trustee  on a  Valuation  Date  shall  not be taken into account  for  purposes  of determining the gain or loss of dollars under this subsection.



      (c)  If a Participant's interest in a fund or any part thereof is distributed,  withdrawn or transferred to an interest account  pursuant to  Article  8  of  the Plan, the number of dollars  representing  such interest  or portion thereof as of the applicable Valuation Date  shall be  cancelled for purposes of any subsequent determination of the  gain or loss of dollars in such fund.



           Section 7.3.  Valuation of Funds.  The value of a fund as of any  Valuation  Date  shall  be the fair market  value  of  all  assets

(including any uninvested cash) held by the fund as determined  by  the

Trustee  on the basis of such evidence and information as it  may  deem

pertinent   and  reliable,  reduced  by  the  amount  of  any   accrued

liabilities  of  the  fund  on  such  Valuation  Date.   The  Trustee's

determination of fair market value shall be binding and conclusive upon

all  parties.   Employer  Contributions due but  not  received  by  the

Trustee  on a Valuation Date shall not be taken into account in valuing

the  fund.   Salary reduction contributions pursuant to Section  4.1(b)

which  have been withheld from Active Participants' Compensation  which have  not  been received by the Trustee on a Valuation Date and  which,

when  received, would be part of the assets of the fund, shall be taken into account in valuing the fund.



           Section  7.4.   Valuation  of  Fund  Sub-Accounts  as  of  a

Valuation Date.  The value of a Participant's fund sub-accounts  as  of any  Valuation Date shall be the dollars allocated or allocable to each

such   sub-account  as  of  such  Valuation  Date  plus  any   Employer

Contribution payable on his behalf with respect to a period  ending  on or  prior to the Valuation Date but not yet paid to the Trustee on such

Valuation  Date, and which, when paid, would be allocable to such  fund sub-accounts.



           Section 7.5.  Valuation of Fund Sub-Accounts on Other Than a

Valuation Date.  The value of a Participant's fund sub-accounts  as  of any  given  date  other  than  a Valuation  Date  shall  be  the  value determined pursuant to Section 7.3 of said accounts on either the  most recent  Valuation Date or the next occurring Valuation Date,  whichever is closest to the date as of which such a value is required.  Effective

July  1, 1988 the value of a Participant's fund sub-accounts as of  any given  date  other than a Valuation Date shall be the value  determined pursuant  to  Section  7.2  of  said accounts  on  the  next  occurring

Valuation Date.



           Section  7.6.   Value  of Plan Accounts.   The  value  of  a

Participant's Plan Account as of any Valuation Date shall be the sum of the values of the sub-accounts comprising the Participant's accounts as described in Section 7.1(a).



          Section 7.7.  Committee to Furnish Annual Statements of Value

of  Plan  Accounts.   The  Committee shall, not  less  frequently  than

annually,  deliver  to each Participant a statement setting  forth  the account balances of such Participant.



           Section  7.8.   Transfers  from Hourly  Savings  and  Profit

Sharing  Plans.  (a)  Transfer from Hourly Plan to this Plan:   Account

Credits.  Whenever a participant in any savings or profit sharing  plan for hourly employees of the Company (the "Hourly Plan") ceases pursuant to  the terms of the Hourly Plan to be an eligible employees, and he is not  entitled,  under  the  terms of the  Hourly  Plan,  to  receive  a distribution  thereunder, but he thereafter becomes  eligible  to,  and elects  to  become, a Participant in this Plan, then such  Hourly  Plan shall be transferred on or after March 1, 1988, to the Trustee of  this

Plan  to be held, invested, reinvested and distributed pursuant to  the terms of the Plan and the Trust, and, as of the date of the transfer of any such Participant's interest in the Hourly Plan,

          (1) there shall be credited to the Employee Account of such Participant that portion of his interest in the Hourly Plan which is transferred to the Trustee and which represents the Participant's contribution to the Hourly Plan,

          (2) there shall be credited to the Employer Account of such Participant that portion of his interest in the Hourly Plan which is transferred to the Trustee and which represents the Employer's contributions to the Hourly Plan, if any, made on his behalf, and

          (3) there shall be credited to the Salary Reduction Account of such Participant that portion of his interest in the Hourly Plan which is transferred to the Trustee and which represents salary reduction contributions, if any, to the Hourly Plan.



Any  amounts  credited  to a Participant's Employee  Account,  Employer

Account,  or  Salary  Reduction Account shall be applied  by  crediting dollars  to such account, the dollars credited to the Employee  Account to  be  credited in accordance with the interest direction made by  the

Participant  upon  his election to participate  in  this  Plan  to  the appropriate sub-accounts of such account.



       (b)    Transfer  of  Loan  Account  Balances.   Any  outstanding

balance(s) owed by a Participant for loan(s) granted to the Participant under  the  Hourly  Plan  shall be transferred  concurrently  with  the crediting  of his interest to the Plan as described at Section  7.8(a).

All  accounting  of the loan(s) as assets of the Hourly  Plan  account,

applicable amortization, interest on the balance outstanding, repayment credits  and promissory note shall concurrently be transferred  to  the

Plan  Account established for the Participant, to preclude any  default

under  or  distribution  by  the  Hourly  Plan.   The  promissory  note

evidencing any such loan, and all other documents evidencing  any  loan under  the  Hourly  Plan,  shall  be concurrently  transferred  to  the

Participant's Account under the Plan.



      (c)   Distribution Under the Plan.  Notwithstanding any provision of the Hourly Plan to the contrary, upon a Participant's termination of employment, whole a Participant under this Plan, his total interest  in the  Plan, including any amount transferred from the Hourly Plan, shall be  distributed pursuant to the provisions of Article 8 of  this  Plan,

unless  distribution pursuant to the corresponding  provisions  of  the

Hourly  Plan  is  necessary  to  preserve the  Participant's  protected benefits under Section 411(d)(6) of the Code.



      (d)   Transfer  from this Plan to Hourly Plan:  Account  Credits.

Whenever a Participant in the Plan ceases pursuant to its terms  to  be an  eligible employee, and he is not entitled, under the terms  of  the

Plan,  to  receive a distribution hereunder, but he thereafter  becomes eligible to and elects to become a Participant in an Hourly Plan,  then his  interest hereunder shall be transferred on or after March 1, 1988,

to  the Trustee of the Hourly Plan to be held, invested, reinvested and distributed pursuant to the terms of the Hourly Plan and its trust, and as  of  the date of the transfer of any such Participant's interest  in this Plan,

          (1) there shall be credited to the Employee Account of the Participant that portion of his interest in the Plan which is transferred to the Hourly Plan's trustee and which represents the Participant's contribution to this Plan,

          (2) there shall be credited to the Employer Account of the Participant that portion of his interest in this Plan which is transferred to the Hourly Plan's trustee and which represents the Employer's contributions to this Plan, if any, made on his behalf, and

          (3) there shall be credited to the Salary Reduction Account of the Participant that portion of his interest in this Plan which  is  transferred to the Hourly Plan trustee and which  represents salary reduction contributions, if any, to this Plan.



                               ARTICLE 8
                  WITHDRAWALS, DISTRIBUTION AND LOANS


           Section  8.1.   Withdrawal  of  Employee  Payroll  Deduction

Contributions.   As  of  any  given date, a Participant  may  elect  to

withdraw not less than 50% of the value as of such date of the value of his Employee Account.  Such an election shall be made by giving written notice, specifying the requested date of withdrawal and the portion  of the  amount  withdrawn  to be paid from each of the  fund  sub-accounts

comprising   the   Participant's  Employee   Account,   to   the   Plan

Administrator in the form prescribed by the Plan Administrator at least

30  days  prior to such date.  The value of the Participant's  Employee

Account  as  of  the requested date of withdrawal shall  be  determined

pursuant  to  Section 7.4 or Section 7.5, whichever is  applicable.   A

Participant  who  makes such a withdrawal shall be ineligible  to  make further contributions under the Plan either by payroll deduction or  by salary  reduction until the Valuation Date which is at least  one  year subsequent to the date of such withdrawal.



           Section  8.2.   (a)  Hardship Withdrawal from  Employer  and

Employee  Accounts.   As  of any given date a Participant  may  make  a

request to withdraw a portion of the combined value of his Employer and

Employee;  provided, however, that if the amount of such withdrawal  is less  than such combined value, such amount shall be applied  first  to reduce the value of his Employee Account and then his Employer Account.

Such request shall be made in writing, specifying the requested date of withdrawal (which shall be not less than 30 days nor more than 60  days after  the  date  of  such request) and the portion of  such  requested amount  to  be  paid from each of the fund sub-accounts comprising  the

Participant's Employee and Employer Accounts, to the Administrator on a

form  prescribed  by  him.  The value of a Participant's  Employee  and

Employer  Accounts  and  of the sub-accounts comprising  such  Accounts

shall  be  determined  pursuant  to  Sections  7.4,  7.5  and  7.6   as

applicable.   The  Committee  shall not approve  any  such  application

unless  it  is  satisfied  based  on  the  application  and  supporting documentation that to deny the application would create a hardship  for the  Participant.  For purposes of this Section 8.2(a)  only,  hardship shall be limited to the following situations:

          (1) heavy and immediate financial obligations incurred by the Participant on account of sickness, accident or death of his spouse or dependents, or on account of the Participant's sickness or accident, which the Participant is unable to pay for from any other source reasonably available to him;

          (2) inability to purchase or finance out of any other source reasonably available to the Participant a principal residence for the Participant;

          (3) inability to pay for or finance out of any other source reasonably available to the Participant the cost of post-secondary education for the Participant, his spouse or dependents;

          (4) prevention of eviction from or mortgage foreclosure on the principal residence of the Participant.



      The  Participant's application for withdrawal  of  funds  due  to hardship  must  be  accompanied or supplemented  by  such  evidence  of hardship  as  the  Administrator  or  the  Committee  shall  reasonably request.

     A withdrawal pursuant to this Section shall not operate to suspend a  Participant's contributions for any period of time or to subject the

Participant to any other penalties under this Plan.

      The  amount of any withdrawal under this Section shall be limited to  that amount which is required to meet the immediate financial needs created by the hardship.



      (b)   Hardship  Withdrawal  from  Salary  Reduction  Account.   A

Participant  may request in writing, specifying the requested  date  of withdrawal (which shall not be less than thirty (30) days nor more than sixty  (60)  days  after  the date of such  request)  that  a  hardship withdrawal be made from his Salary Reduction Account.  The value of his

Salary Reduction Account shall be determined pursuant to Sections  7.4,

7.5 and 7.6 as applicable.

      No hardship withdrawal under this Section 8.2(b) shall exceed the sum  of  a  Participant's  Salary Reduction  contributions  made  after

December  31, 1988 and the amount of his Salary Reduction contributions and income allocable thereto as of December 31, 1988.

      Approval  of  any  application for  hardship  withdrawal  from  a

Participant's  Salary  Reduction Account shall only  be  given  by  the

Committee  where the Participant has shown that withdrawal is requested for one of the following reasons:

                 (i) Medical expenses of the Participant, the Participant's spouse, or dependents, or to obtain medical treatment of the Participant, Participant's spouse or dependents,

               (ii) Expenses for the purchase (excluding mortgage payments) of the principal residence of the Participant,

              (iii) Tuition and room and board expenses for the next twelve month period of post-secondary education of the Participant, the Participant's spouse, children or dependents; and

               (iv)    Expenses  to  prevent  the  eviction  from,   or
          foreclosure on the mortgage on, the principal residence of the Participant.



      In  addition  the Participant must further show that  the  amount requested for hardship withdrawal is not in excess of the amount needed to  satisfy  expenses described in (i) through (iv)  above  of  Section

8.2(b).

     Hardship withdrawals under this Section 8.2(b)(i) through (iv) may include  amounts  necessary to pay any federal, state or  local  income

taxes   or   penalties  reasonably  anticipated  to  result  from   the

distribution.

      To  be eligible for hardship withdrawal the Participant must have first obtained all distributions and loans available to him under  this

Plan and any other qualified plan maintained by the Employers.

      A  Participant  who  receives a hardship  withdrawal  under  this

Section  8.2(b)  will  be suspended from Plan participation  until  the

January or July 1st which next succeeds twelve months from the date  on which he received his hardship withdrawal.

      Salary  Reduction contributions made by such Participant  in  the taxable  year  following  the  year of hardship  distribution  will  be limited  to  the annual dollar limitation in effect for that  year,  as denoted  in  Section 4.1(c), minus the Participant's  Salary  Reduction contributions  for the taxable year in which he received  his  hardship withdrawal.



           Section  8.3.   Withdrawal  from Salary  Reduction  Account.

Withdrawals from the salary reduction account are also permitted  under the  following circumstances and such withdrawals will not subject  the

Participants to any penalty under the Plan:



      (a)   Disability  Withdrawal.   A Participant  may  make  a  cash

withdrawal  from  his  accounts at any time if  the  withdrawal  is  on account  of  a  disability.  The Committee shall not approve  any  such application for disability withdrawal unless it is satisfied  that  the

Participant  is  disabled.   For the purposes  of  this  subsection,  a

Participant  shall be considered disabled if (i) he is disabled  within the  meaning of the Company's Long-Term Disability Plan, or (ii) he  is

unable  to engage in any substantial gainful activity by reason of  any medically  determinable  physical or mental  impairment  which  can  be expected  to result in death or to be of long-continued and  indefinite duration,  or  (iii)  he  is disabled within the  meaning  of  uniform,

nondiscriminatory rules which the Committee may adopt.   The  Committee

may  require  that  the Participant submit whatever evidence  it  deems

necessary  to  establish  whether the  Participant  is  disabled.   The

Committee  may  limit  the  amount which  a  disabled  Participant  may withdraw  from his accounts, if the Committee deems such limitation  is

in   the  best  interests  of  the  Participant.   The  value  of   the

Participant's  account  as of the requested withdrawal  date  shall  be determined pursuant to Sections 7.4, 7.5 or 7.6 as applicable.



      (b)   Withdrawals from the Salary Reduction Account will also  be permitted  for a Participant who has attained the age of  59-1/2  years upon application made by him to the Administrator.



           Section  8.4.   Distribution Upon  Election  to  Discontinue

Contributions  for  an Indefinite Period.  As of  any  given  date,  an

Active  Participant may elect to discontinue his contributions  for  an indefinite  period  by giving written notice specifying  the  requested date  of discontinuance to the Administrator in the form prescribed  by

the  Administrator at least 30 days prior to such date.   Upon  such  a

discontinuance  by a Participant, the Administrator  shall  direct  the

Trustee  to  distribute  to the Participant  an  amount  equal  to  the aggregate  value  as  of such date of all Accounts  except  the  Salary

Reduction Account.

       Notwithstanding  the  preceding  paragraph  to   the   contrary,

contributions may not be withdrawn from the Employer Account  prior  to the  expiration of twenty-four months from the date of contribution  to the  Employer  Account or unless the Participant making the  withdrawal request  has  been  a Participant in the Plan for a  minimum  of  sixty

months.   For  purposes  of  this  Section  8.4  participation  in  the

Predecessor Plan is deemed to be participation in this Plan.

      The  value  of the Participant's Accounts (excluding  the  Salary

Reduction  Account)  shall be determined pursuant  to  Section  7.4  or

Section  7.5,  whichever is applicable.  A Participant  who  elects  to discontinue  his  contributions  pursuant  to  this  Section  shall  be ineligible to again elect to make contributions to the Plan  until  the earlier  of  the January 1 or July 1 which succeeds by at least  twelve months the date of the election to discontinue contributions.



           Section 8.5.  (a)  Loans.  Upon application of an Active  or

Inactive  Participant or Beneficiary, the Committee  shall  direct  the

Trustee  to  make a cash loan to a Participant.  The terms  of  a  loan shall be determined at the sole discretion of the Committee subject  to the following conditions:

          (1) The term of a loan shall not exceed five years except that where the Participant has designated that the purpose of the loan is to purchase a principal residence for the Participant, the term of the loan shall not exceed ten years.

          (2) A general purpose loan may not be used to purchase securities.

          (3) A loan shall bear interest at the prevailing rate in the surrounding community for loans of similar risk, date of maturity, and date of grant.

          (4) The amount of a loan shall not exceed the lesser of 50% of the value of the Participant's or Beneficiary's accounts or $50,000, and the loan shall be secured by the Participant's or Beneficiary's Plan Account value. The Committee may require the posting of other or additional security at any time during the term of the loan. The amount of a loan secured by a Plan Account shall be equal to a maximum of the lesser of 50% of the Plan Account or $50,000, minus the highest outstanding loan balance within the past year.

                     a) For purposes of the above paragraph the value of the Participant's or Beneficiary's Plan Account shall be determined as at the Valuation Date which first precedes the date on which the request for the loan is received.

                     b) Effective July 1, 1988 the Valuation Date which next succeeds the date on which the request for the loan is received shall be used.

          (5)  A loan shall be evidenced by a promissory note.

          (6) Payments of principal and interest shall be made by approximately equal payments on a basis that would permit the loan to be fully amortized over its term. Prepayments of principal and interest of the full remaining balance of the loan only, may be made without penalty. Loan payments by active employees shall be made by monthly payroll deductions except for prepayments or where otherwise permitted by the Committee, but in no event may loan payments be made on less than a quarterly basis. Loan payments by inactive employees, former employees or Beneficiaries shall be made monthly to the Plan Administrator or his designee on the date and in the manner prescribed by him.

          (7) Loans shall be granted on a reasonably equivalent basis and highly compensated employees, officers, or shareholders of an Employer shall not be granted preferential loan terms.

          (8) If an active employee defaults in the making of any payments on a loan when due and such default continues for 60 days thereafter, or in the event of such active employee's bankruptcy, impending bankruptcy, insolvency or impending insolvency, the loan shall be deemed to be in default, and the entire unpaid balance with accrued interest shall become due and payable. If a former employee or Beneficiary defaults in the making of any payment on a loan when due and such default continues for 30 days there- after, or in the event of the borrower's bankruptcy, impending bankruptcy, insolvency or impending insolvency, the loan shall be deemed to be in default and the entire unpaid balance with accrued interest shall become due and payable. The Committee or its designee may pursue collection of the debt by any means generally available to a creditor where a promissory note is in default, or, if the entire amount due is not paid within
          60 days following the default or in the case of a former employee or Beneficiary, within 30 days following the default, the Committee or its designee may execute upon the collateral and apply the proceeds from the sale or disposition of such collateral in satisfaction of the unpaid principal and accrued interest. The Participant or Beneficiary shall remain personally liable for any remaining deficiency.

          (9) Appropriate disclosure shall be made pursuant to the Truth in Lending Act to the extent applicable.

          (10) Amounts of principal and interest received on a loan shall be credited to the Participant's or Beneficiary's Plan Account and the loan shall be considered an asset of the Plan Account.

          (11) The Committee shall, from time to time, establish the terms and conditions on which loans will be made, including the frequency, interest rate, maturity dates, loan application fees, if any, and the selection and order of sub-accounts used in making such loans. In making its determination with respect to eligibility for loans and interest rates thereon, the Committee shall adopt uniform and non- discriminatory rules and its determination shall be final and binding.

          (12) Notwithstanding any other provision of this Section 8.5 to the contrary, loans may be granted only to Participants and Beneficiaries who are "parties in interest" as defined under Section 3(14) of ERISA. Determination of who is a party in interest shall be made by the Plan Administrator with the advice of counsel.

          (13) In the event a Participant's transfer of employment from another Participating Employer changes such Participant's current payroll status, any outstanding loan balance will be reamoritized in accordance with the terms of the Plan.



           Section  8.6.  Distribution Upon Termination of  Employment.

Whenever  a Participant terminates his employment with his Employer  or its  Affiliate  then the Administrator shall instruct  the  Trustee  to

distribute  to  such  Participant,  or,  in  a  proper  case,  to   his

Beneficiary,  an  amount equal to the value of the  Participant's  Plan

Accounts  determined as of the Valuation Date which occurs  closest  to the date of termination.



           Section  8.7.  Time and Manner of Distributions.   (a)   Any

distribution  to which a Participant becomes entitled by  reason  of  a withdrawal  under  Section 8.1, 8.2, 8.3 or 8.4 or  distribution  under

Section  8.6  or which is to be made to an alternate payee pursuant  to the  provisions of Article 13, shall be paid by the Trustee in  a  lump sum  at  the instruction of the Administrator within 60 days  following the  close  of  the calendar month in which the withdrawal  request  or request for receipt is received.



      (b)   If  full distribution of the amount to which a  Distributee becomes  entitled cannot be made within 60 days following the  date  of termination or request for receipt, if applicable, pursuant to  Section

8.6  because  the  Participant  cannot be  located,  the  undistributed balance of such amount shall, as of the first Valuation Date after  the close  of  such  60-day period, be deposited in a  savings  account  or accounts  with such bank as the Committee may from time to time  select for  this  purpose.  The Committee shall establish in the name  of  the

Distributee an account under the Plan (hereinafter referred  to  as  an

"interest  account") to which shall be credited any amount so deposited and  any  interest  paid from time to time on such savings  account  or

accounts.   All distributions made to any Distributee shall be  charged to the Distributee's interest account.



      (c)  If a Participant's Plan Account includes the IMC Global Inc.

Stock  Fund  Sub-Account,  the Participant may  elect  to  receive  any distribution under Article 8 wholly in cash or in full shares  of  such

stock.   The  election  shall  be made in  writing,  addressed  to  the

Administrator of the Plan, not more than 14 days after receipt  by  the

Participant of a notice regarding such election.  The number of  shares shall  not  exceed  the quotient of the value of the Participant's  IMC

Global  Inc. Stock Fund Sub-Account as of the Valuation Date determined pursuant  to  Section 7.4 or Section 7.5 as applicable divided  by  the value as of the applicable Valuation Date assigned by the Trustee to  a share of such stock.



            Section   8.8.   Designation  of  Beneficiary.    (a)   The

Beneficiary  of  a  Participant who is married  shall  be  his  spouse.

Should a Participant who is married desire to elect a Beneficiary other than  his  spouse,  he  may do so only in the form  prescribed  by  the

Administrator, which shall require the written consent of  such  spouse to the Participant's election of another Beneficiary.  To be effective,

such   written   consent  must  be  notarized  or  witnessed   by   the

Administrator or his designee.



      (b)  If a Participant is not married or if the Participant proves to  the  satisfaction of the Administrator that his  spouse  cannot  be located,  then  the Participant shall have the right to  designate  any

Beneficiary or Beneficiaries.



       (c)   The  Beneficiary  of  a  Participant  shall  receive   any

distribution  upon the death of the Participant or, in accordance  with

Section  8.7,  in  the  case of a Participant who  dies  subsequent  to termination of his employment but prior to distribution of  the  entire amount  to  which  he  is  entitled under  the  Plan,  to  receive  any undistributed  balance  to  which  such  Participant  would  have  been entitled subject to the provisions of Section 8.10, if applicable.

      A  Participant described in Paragraph (b) of this Section 8.8 may from  time  to  time without the consent of the non-spouse  Beneficiary change  or cancel any such designation.  A Participant who has obtained spousal  consent in accordance with Paragraph (a) of this  Section  8.8 may  change  or cancel a subsequent Beneficiary designation  only  upon obtaining  spousal consent, in accordance with Paragraph  (a)  of  this

Section, to the new Beneficiary designation.  Such designation and each

change   therein  shall  be  made  in  the  form  prescribed   by   the

Administrator  and  shall  be  filed  with  the  Administrator  or  his designee.

      If  no  Beneficiary  has  been  named  by  a  deceased  unmarried

Participant or the spouse of a deceased Participant cannot  be  located or the designated Beneficiary or spouse, as applicable, has predeceased the  Participant or the designated Beneficiary or spouse has died prior to  complete  disbursement of the Participant's  account  balance,  the balance of the deceased Participant's accounts shall be distributed  by the Trustee at the direction of the Administrator, where applicable, a)

to the surviving spouse of such deceased Participant, if any, or (b) if there  shall  be  no surviving spouse, the surviving children  of  such deceased Participant, if any, in equal shares, or (c) if there shall be no  surviving spouse or children, to the executors or administrators of the  estate  of  such deceased Participant, or (d) if  no  executor  or administrator shall have been appointed for the estate of such deceased

Participant within six months from the date of the Participant's death,

to  the  person  or persons who would be entitled under  the  intestate succession  laws of the state of the Participant's domicile to  receive the Participant's personal estate.

      Nothing  in  this  Section  8.8 shall contravene  any  applicable provision  (directing  payment to an alternate payee)  of  a  qualified domestic relations order determined to be such by the Administrator  or the  Committee in accordance with the procedures set forth  in  Article

13.



            Section   8.9.    Distribution  to   Minor   and   Disabled

Distributees.  Any distribution under this Article which is payable  to a Distributee who is a minor or to a Distributee who, in the opinion of the Committee, is unable to manage his affairs by reason of illness  or mental  incompetency  may be made to or for the  benefit  of  any  such

Distributee in such of the following ways as the Committee may  direct:

(a)  directly to any such minor Distributee if, in the opinion  of  the

Committee,  he  is  able  to  manage his  affairs,  (b)  to  the  legal representative  of  any such Distributee, (c) to a  custodian  under  a

Uniform Gifts to Minors Act for any such minor Distributee, or  (d)  to some  near  relative of such Distributee to be used  for  the  latter's

benefit.   Neither the Committee nor the Trustee shall be  required  to see  to the application by any third party of any distribution made  to or for the benefit of a distribution pursuant to this Section.



           Section  8.10.  Distribution upon Termination of Employment.

(a)  Notwithstanding  anything in this  Article  or  the  Plan  to  the contrary,  a  Participant  who is terminating  his  employment  and  is eligible for early or normal retirement under any pension plan  of  the

Company  will  be  permitted  to  elect,  at  any  time  prior  to  his termination, to defer either

          (1)  receipt of distribution of his entire Plan Account, or

          (2) receipt of or distribution of his Plan Account exclusive of the entire amount of his Employee Contributions as defined in Section 4.1(a) of the Plan which were contributed prior to January 1, 1987 until no later than his 70th birthday.



      A  Participant electing deferral of his distribution under   this

Section   8.10,  shall  receive  his  distribution  by  notifying   the

Administrator or his designee at least sixty days prior to the date  he wishes  to receive it.  His Plan Account shall then be valued according to the terms of Section 7.4 or Section 7.5 whichever is applicable.  If a Participant has not notified the Administrator by sixty days prior to his  70th birthday, his Plan Account shall automatically be distributed to him on that birthday.

      Any  Participant who makes a deferral election under this Section

8.10(a)  shall retain for the full duration of the deferral period  the authority to direct investments of his Plan Account, as provided  under

Section  6.2, 6.3 and 6.4.  This Paragraph shall not be interpreted  to allow  or  require  the  making of any type of  contributions  to  such

Participant's account.



      (b)  A  Participant  who  satisfies the following  criteria  must consent to any distribution before it is made and is entitled to  defer receipt  of  his  entire  Plan Account until no  later  than  his  70th birthday:  i) termination of employment prior to eligibility for  early or  normal retirement under any pension plan of the Company and  ii)  a

Plan  Account  valued  in  excess of $3500 as  of  the  Valuation  Date occurring closest to his termination of employment.  Such a Participant may elect to receive the value of his entire Plan Account in a lump sum at  any  time prior to his 70th birthday upon sixty days written notice to the Plan Administrator or his designee.  Any Participant who has not notified  the Plan Administrator within sixty days of his 70th birthday

shall  automatically receive his distribution on  that  birthday.   Any

Participant  who  makes a deferral election under this Section  8.10(b)

shall  retain,  for  the  full duration of  the  deferral  period,  the authority to direct investments of his Plan Account, as provided  under

Sections 6.2, 6.3 and 6.4.  This Paragraph shall not be interpreted  to allow  or  require  the  making of any type of  contributions  to  such

Participant's Plan Account.

     A Participant who makes an election to defer distribution pursuant to  this paragraph shall be considered an inactive Participant for  all purposes  of the Plan including Article 5 for the period of  time  from termination of employment until distribution on the applicable date  of receipt.



      (c)  At the time the Participant elects to defer receipt  of  his distribution  pursuant to this Section, he must also elect  to  receive his distribution in:  1) a lump sum on the date of distribution, or  2)

in equal annual installments not to exceed ten which installments shall commence on the date requested for distribution.



      (d)  At the time the Participant elects to defer receipt  of  his distribution  pursuant to this Section, he must also make  an  election for the method of distribution in the event of his death prior to total

distribution.   The  Participant  shall  elect  that  his  Beneficiary,

designated  pursuant  to Section 8.7, shall receive  his  Plan  Account

Distribution a) in a lump sum within sixty (60) days following the date of  his  death, or b) in equal annual installments not to  exceed  five installments commencing on the date of his death.



      (e)   Notwithstanding the foregoing provisions of this    Article

8, distribution of the Participant's Plan Account shall begin not later than the sixtieth day after the later of the close of the Plan Year  in which:

          (1)  his termination of employment occurs, or

          (2) the tenth anniversary of the commencement of his participation in the Plan,



except  to  the extent that the Participant has elected  to  defer  the distribution pursuant to this Section 8.10.



      (f)   Notwithstanding  subsection  (e)  and  except  as  provided otherwise in this subsection (f), distribution of a Participant's  Plan

Account  shall  be made no later than the April 1 of the calendar  year following the calendar year in which the Participant attains age 70-1/2 regardless of whether he terminates employment.



      (g)  If the amount of a distribution required to commence on  the date  determined  under this subsection cannot be  ascertained  by  the

Committee, or if it is not possible to make such payment on  such  date because  the Committee has been unable to locate the Participant  after making reasonable efforts to do so, a payment retroactive to such  date may  be made no later than sixty days after the earliest date on  which the  amount of such payment can be ascertained and the Participant  can be located.



           Section  8.11.  Conditions for Distributions to Beneficiary,

Upon Death of a Participant.  (a)  Notwithstanding subsections (c)  and

(d)  of Section 8.10 or any other section of the Plan, if a Participant dies  prior  to  entire  distribution of his  Plan  Account  and  after attainment  of  age  70, his Plan Account shall be distributed  to  his

Beneficiary as rapidly as the method to the Participant.



      (b)   Notwithstanding  Section  8.10  to  the  contrary,  if  the

Participant  dies prior to entire distribution of his Plan Account  and prior to age 70, his Plan Account shall be distributed in a lump sum or by  the  method selected by the Participant provided that  distribution shall  begin  not  later  than i) December  31  of  the  calendar  year following  the  calendar year of the Participant's death,  or  ii)  the calendar  year  in  which the Participant would have attained  age  70,

whichever is later.



      (c)  The Participant's Beneficiary shall receive the value of the

Participant's  Plan  Account  as  of  the  Valuation  Date  immediately succeeding the date of the Participant's death.



           Section  8.12.  Direct Rollovers.  This Section  applies  to distributions  made  on or after January 1, 1993.  Notwithstanding  any provision  of  the  Plan to the contrary that would otherwise  limit  a

Distributee's election under this Article, a Distributee may elect,  at the  time  and  in the manner prescribed by the Plan Administrator,  to have any portion of an Eligible Rollover Distribution paid directly  to an  Eligible Retirement Plan specified by the Distributee in  a  Direct

Rollover.



                               ARTICLE 9
                SPECIAL RULES RELATING TO RE-EMPLOYMENT
                OF TERMINATED EMPLOYEES AND EMPLOYMENT
                          BY RELATED ENTITIES


           Re-employment of a Terminated Participant.  If a  terminated

Participant  who is entitled to receive payments pursuant  to  Sections

8.6(b)  or  8.10  is  reemployed  prior  to  receipt  of  his  deferred distribution pursuant to Section 8.10 or is reemployed prior  to  total distribution,  such payments shall remain deferred or be suspended,  as

applicable,   until  such  Participant's  subsequent   termination   of

employment or his attainment of age 70, whichever first occurs.



                              ARTICLE 10
                            ADMINISTRATION


          Section 10.1.  The Committee.  (a)  The Board of Directors of

the  Company  shall appoint a Committee consisting of  certain  members responsible  (except for duties specifically vested in the Trustee  and the Investment Manager) for the administration of the provisions of the

Plan.   The  Company  and  the Committee shall be  "named  fiduciaries"

within  the  meaning  of  such term as used in  ERISA.   The  Board  of

Directors  of  the Company shall have the right at any  time,  with  or without cause, to remove any member of the Committee.  A member of  the

Committee  may  resign  and his resignation  shall  be  effective  upon

delivery  of  his  written  resignation  to  the  Company.   Upon   the

resignation,  removal or failure or inability for  any  reason  of  any member of the Committee to act hereunder, the Board of Directors of the

Company may appoint a successor member.  All successor members  of  the

Committee  shall  have all the rights, privileges and duties  of  their predecessors, but shall not be held accountable for the acts  of  their predecessors.



     (b)  Any member of the Committee may, but need not, be an employee or  director, officer or shareholder of any of the Employers, and  such status  shall  not disqualify him from taking any action  hereunder  or render him accountable for any distribution or other material advantage received  by  him  under  the Plan, provided  that  no  member  of  the

Committee  who  is a Participant shall take part in any action  of  the

Committee or any matter involving solely his rights under the Plan.



      (c)  The Committee shall have the duty and authority to interpret and construe the Plan in regard to all questions of eligibility and the status and rights of Participants, Distributees and other persons under the  Plan.  Each Employer shall, from time to time, upon request of the

Committee,  furnish to the Committee such data and information  as  the

Committee shall require in the performance of its duties.



     (d)  The Committee shall supervise the collection of Participants'

contributions  and  the  delivery of such  contributions  and  Employer

Contributions  to  the Trustee from time to time.  Notwithstanding  any other provision of the Plan to the contrary the Committee has the right

to  lower  the  Salary  Reduction  or  Employee  contributions  (on   a

prospective  basis)  of  any Participant who is  a  Highly  Compensated

Employee  at  any  time during the Plan Year where the Committee  deems such  action to be necessary to insure that the Plan complies with  the rules set forth in Sections 4.6(a) and 4.10(b)(i) and (ii).



       (e)    The   members  of  the  Committee  may   allocate   their

responsibilities  among  themselves  and  may  designate  any   person,

partnership  or corporation to carry out any of their responsibilities.

Any  such  allocation or designation should be reduced to  writing  and such  writing  shall be kept with the records of the  meetings  of  the

Committee.



      (f)  The Committee may act at a meeting, or by writing without  a meeting,  by  the vote or written assent of a majority of its  members.

The  Committee may select a chairman and shall keep the Trustee advised of the identity of the member holding such office.  The Committee shall appoint  one of its members to act as the Plan's agent for  service  of legal process.  The Committee shall select a secretary, who need not be a  member of the Committee, and shall keep the Trustee advised  of  the identity  of the person holding such office.  The secretary shall  keep records  of  all  meetings of the Committee and forward  all  necessary communications to the Trustee.  The Committee may adopt such rules  and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.



      (g)   The  members  of  the Committee, and each  of  them,  shall discharge  their  duties with respect to the Plan  (i)  solely  in  the interest  of the Participants and Beneficiaries, (ii) for the exclusive purpose  of providing benefits to Employees participating in  the  Plan and  their  Beneficiaries  and  of  defraying  reasonable  expenses  of administering  the Plan, and (iii) with the care, skill, prudence,  and diligence  under the circumstances then prevailing that a  prudent  man acting  in a like capacity and familiar with such matters would use  in the  conduct of an enterprise of a like character and with  like  aims.

The  Company shall indemnify the members of the Committee, and each  of them,  from  the effects and consequences of their acts, omissions  and

conduct  in their official capacity as members of the Committee.   Such

indemnification shall extend to any action, suit or proceeding to which the  members  shall be made or threatened to be made a  party,  whether civil,  criminal, administrative or investigative, and whether  or  not terminated by judgment, settlement, conviction or upon a plea  of  nolo contendere  or  its equivalent; provided, however, such indemnification shall  not extend to any action, suit, or proceeding in which it  shall be finally adjudicated that (1) a member did not act in good faith, and

(2)  with respect to any criminal action or proceeding, the member  did not have reasonable cause to believe his conduct was lawful.



      (h)  No member of the Committee shall receive any compensation or fee  for  his services, unless otherwise agreed between such member  of the  Committee and the Employers, but the Employers shall reimburse the

Committee  members  for  any  necessary expenditures  incurred  in  the discharge of their duties as Committee members.



      (i)  The Committee may employ such counsel (who may be of counsel for  any  Employer)  and agents and may arrange for such  clerical  and other services as it may require in carrying out the provisions of  the

Plan.



           Section  10.2.  Plan Administrator.  (a)  The Company  shall appoint  a Plan Administrator (as such term is used in ERISA)  who  may but  need  not be a Participant or shareholder of the Company and  such status  shall  not disqualify him from taking any action  hereunder  or render him accountable for any distribution or other material advantage received by him under the Plan, provided that he shall not take part in any matter involving solely his rights under the Plan.



     (b)  The Plan Administrator shall be responsible for the operation of  the Plan within the policies, interpretations, rules and procedures

of  the  Committee.   The Plan Administrator shall  also  perform  such

ministerial  functions with respect to the Plan as the Committee  shall from time to time designate.



           Section  10.3.   Claims Procedure.  If  any  Participant  or

Distributee  believes he is entitled to benefits in an  amount  greater than  those which he is receiving or has received, he may file a  claim with the Administrator.  Such a claim shall be in writing and state the nature  of  the  claim,  the facts supporting  the  claim,  the  amount claimed, and the address of the claimant.  The Plan Administrator shall review  the claim and, within 90 days after receipt of the claim,  give written notice by registered or certified mail to the claimant  of  his decision  with respect to the claim.  If special circumstances  require an  extension  of  time, the claimant shall be so  advised  in  writing within  the  initial  90-day  period and in  no  event  shall  such  an extension  exceed 90 days.  Such notice shall be written  in  a  manner calculated to be understood by the claimant and, if the claim is wholly or  partially  denied, set forth the specific reasons for  the  denial,

specific  references  to  the pertinent Plan provisions  on  which  the

denial   is  based,  a  description  of  any  additional  material   or

information  necessary for the claimant to perfect  the  claim  and  an explanation  of why such material or information is necessary,  and  an

explanation  of  the claim review procedure under the Plan.   The  Plan

Administrator  shall  also advise the claimant  that  he  or  his  duly authorized representative may request a review by the Committee of  the denial  by  filing with the Plan Administrator, within  65  days  after notice  of  the  denial has been received by the  claimant,  a  written request  for such review.  The claimant shall be informed that  he  may have  reasonable access to pertinent documents and submit  comments  in writing  to the Committee within the same 65-day period.  If a  request is so filed, review of the denial shall be made by the Committee within

60  days after receipt of such request, and the claimant shall be given written  notice  of  the resulting final decision.  Such  notice  shall include  specific reasons for the decision and specific  references  to the  pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.



          Section 10.4.  Notices to Participants and Distributees.  All

notices,  reports and statements given, made, delivered or  transmitted to  a  Participant  or Distributee shall be deemed to  have  been  duly given,  made, delivered or transmitted when mailed by first class  mail with  postage prepaid and addressed to such person at the address  last

appearing   on  the  records  of  the  Committee.   A  Participant   or

Distributee may record any change of his address from time to  time  by written notice filed with the Committee.



           Section  10.5.  Notices to Committee or Employers.   Written

authorizations,  directions, notices and other  communications  to  the

Employers  or  the Committee shall be deemed to have been  duly  given,

made or transmitted either when delivered to such location as shall  be specified upon the forms prescribed by the Committee for the giving  of such  authorizations, directions, notices and other communications,  or when  mailed by first class mail with postage prepaid and addressed  to the addressees at the address specified upon such forms.



          Section 10.6.  Records.  The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all books  of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.



           Section  10.7.  Reports of Trust Fund.  The Committee  shall keep on file, in such form as it shall deem convenient and proper,  all reports concerning the Trust Fund received by it from the Trustee.



                              ARTICLE 11
                   PARTICIPATION BY OTHER EMPLOYERS


           Section  11.1.  Adoption of Plan.  With the consent  of  the

Company, any corporation may become a participating Employer under  the

Plan by (a) taking such action as shall be necessary to adopt the Plan,

(b)  filing  with the Committee a duly certified copy of  the  Plan  as adopted  by  such  corporation,  (c) becoming  a  party  to  the  Trust agreement establishing the Trust Fund, and (d) executing and delivering such  instruments and taking such other action as may be  necessary  or desirable to put the Plan into effect with respect to such corporation.





           Section  11.2.   Withdrawal from  Plan.   Any  Employer  may

withdraw from participation in the Plan at any time by filing with  the

Committee  a  duly  certified  copy of a resolution  of  its  board  of directors  to that effect and giving notice of its intended  withdrawal to  the  Committee, the other Employers and the Trustee  prior  to  the effective date of withdrawal.



            Section  11.3.   Company  as  Agent  for  Employers.   Each

corporation  which  shall become a participating Employer  pursuant  to

Section  11.1  or  Article  12 by so doing  shall  be  deemed  to  have appointed  the Company its agent to exercise on its behalf all  of  the powers  and authorities hereby conferred upon the Company by the  terms of  the  Plan,  including, but not by way of limitation, the  power  to amend  and terminate the Plan.  The authority of the Company to act  as such  agent  shall continue unless and until the portion of  the  Trust

Fund  held for the benefit of Employees of the particular Employer  and their  Beneficiaries is set aside in a separate trust  as  provided  in

Section 14.2.



                              ARTICLE 12
                      CONTINUANCE BY A SUCCESSOR


          In the event that any Employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another

corporation   other  than  an  Employer  shall  succeed   to   all   or

substantially   all  of  such  Employer's  business,   such   successor

corporation  may  be substituted for such Employer under  the  Plan  by adopting  the  Plan  and  becoming a  party  to  the  Trust  agreement.

Contributions  by  such  Employer  and  by  its  employees   shall   be

automatically   suspended  from  the  effective  date   of   any   such

reorganization  until  the  date upon which the  substitution  of  such

successor   corporation  for  the  Employer  under  the  Plan   becomes

effective.   If,  within 90 days from the effective date  of  any  such reorganization,  such successor corporation shall not have  elected  to become  a party to the Plan, or if the Employer shall adopt a  plan  of complete  liquidation other than in connection with  a  reorganization,

the Plan shall be automatically terminated with respect to employees of such Employer as of the close of business on the 90th day following the effective date of such reorganization or as of the close of business on the  date of adoption of such plan of complete liquidation, as the case may  be,  and the Committee shall direct the Trustee to distribute  the portion of the Trust applicable to such Employer in the manner provided in Section 14.3.



                              ARTICLE 13
                  DOMESTIC RELATIONS ORDER AND LOANS


          Section 13.1.  The restrictions imposed by Section 14.2 shall not  apply  to a "qualified domestic relations order" defined  in  Code

Section 414(p), and those other domestic relations orders permitted  to be  so  treated  by  the  Administrator under  the  provisions  of  the

Retirement  Equity  Act of 1984.  The Administrator shall  establish  a written  procedure  to  determine  the  qualified  status  of  domestic relations  orders and to administer distributions under such  qualified

orders.   Further,  to the extent provided under a "qualified  domestic relations order", a former spouse of a Participant shall be treated  as the spouse or surviving spouse for all purposes under the Plan.

      Notwithstanding  anything  else in  the  Plan  to  the  contrary,

effective January 1, 1989 distribution from a Participant's Account may be  made  to  an  Alternate Payee (as defined in Code Section  414(p)),

pursuant  to a "qualified domestic relations order" prior to attainment of  age  50  or  separation  from service by  the  Participant  if  the

"qualified  domestic relations order" provides that the  Plan  and  the

Alternate  Payee  may agree in writing to an earlier  distribution  and distribution is made pursuant to such written agreement.



          Section 13.2.  The restrictions imposed by Section 14.2 shall not  apply to the extent a Participant is indebted to the Plan, for any reason, under the terms of the Plan.  At the time a distribution is  to be  made to a Participant or Beneficiary, such proportion of the amount distributed  as  shall equal such indebtedness shall  be  paid  by  the

Trustee to the Administrator, at the direction of the Administrator  or the  Committee, to apply against or discharge such indebtedness.  Prior to  making a payment, however, the Participant or Beneficiary  must  be given written notice by the Administrator that such indebtedness is  to be  paid in whole or part from the Participant's Plan Account.  If  the

Participant or the Beneficiary does not agree that the indebtedness  is a  valid  claim  against his Plan Account, he shall be  entitled  to  a review of the validity of the claim in accordance with Section 10.3.



                              ARTICLE 14
                             MISCELLANEOUS


           Section  14.1.  Expenses.  Except as otherwise  provided  in

Section  6.4 and elsewhere in the Plan, all costs and expenses incurred in  administering the Plan and the Trust Fund, including  the  fees  of counsel  and  any  agents  for  the  Committee,  the  expenses  of  the

Committee,  the  fees,  charges and costs  of,  and  incurred  by,  the

Investment Manager, the fees and expenses of the Trustee, the  fees  of counsel  for  the Trustee and other administrative expenses,  shall  be borne  by  the  several Employers in such proportions as the  Committee shall determine to be equitable and proper.



           Section 14.2.  Non-Assignability.  It is a condition of  the

Plan,  and  all  rights  of each Participant and Distributee  shall  be subject  thereto,  that  no right or interest  of  any  Participant  or

Distributee in the Plan shall be assignable or transferable in whole or in  part,  either  directly  or  by  operation  of  law  or  otherwise,

including,  but not by way of limitation, execution, levy, garnishment,

attachment, pledge or bankruptcy, but excluding devolution by death  or mental  incompetency, and no right or interest of  any  Participant  or

Distributee  in  the  Plan  shall be liable for,  or  subject  to,  any obligation  or liability of such Participant or Distributee,  including claims for alimony or the support of any spouse.



           Section 14.3.  Employment Non-Contractual.  The Plan confers no right upon any Employee to continue in employment.



           Section  14.4.   Limitation of  Rights.   A  Participant  or

Distributee  shall have no right, title or claim in or to any  specific asset of the Trust, but shall have the right only to distributions from the Trust Fund on the terms and conditions herein provided.



           Section 14.5.  Merger or Consolidation with Another Plan.  A merger or consolidation with, or transfer of assets or liabilities  to,

any  other plan shall not be effected unless the terms of such  merger,

consolidation or transfer are such that each Participant,  Distributee,

Beneficiary or other person entitled to receive benefits from the  Plan would,  if  the  Plan were to terminate immediately after  the  merger,

consolidation or transfer, receive a benefit equal to or  greater  than the  benefit such person would be entitled to receive if the Plan  were to terminate immediately before the merger, consolidation, or transfer.



           Section 14.6.  Reversion of Employer Contributions.  No part of  the  Trust  Fund  shall revert or be repaid to an  Employer  either directly or indirectly.  However, any contribution made by the  Company by  reason  of  a  good faith mistake of fact, or the  portion  of  any contribution made by the Company which exceeds the maximum  amount  for which  a  deduction is allowable to the Company for federal income  tax purposes  by reason of a good faith mistake in determining the  maximum allowable deduction, shall upon the request of the Company be  returned by the Trustee to the Company.  The Company's request and the return of any  such  contribution  must  be  made  within  one  year  after  such contribution was mistakenly made or after the deduction of such  excess

portion  of such contribution was disallowed, as the case may be.   The

amount  to be returned to the Company pursuant to this paragraph  shall be  the excess of (i) the amount contributed over (ii) the amount  that would have been contributed had there not been a mistake of fact  or  a

mistake  in  determining  the  maximum allowable  deduction.   Earnings

attributable to the amount contributed by mistake shall not be returned to the Company, but losses attributable thereto shall reduce the amount

so  returned.   If return to the Company of the amount  contributed  by

mistake would cause the balance of any Participant's account as of  the date  such  amount is to be returned to be reduced to  less  than  what would  have been the balance of such account as of such date  had  such amount  not been contributed, the amount to be returned to the  Company shall be limited so as to avoid such reduction.



                              ARTICLE 15
                 AMENDMENT, WITHDRAWAL AND TERMINATION


           Section  15.1.  Amendment.  The Company may at any time  and from  time to time amend or modify the Plan by written instrument  duly adopted  by the Board of Directors of the Company.  Any such  amendment or  modification  shall become effective on such date  as  the  Company shall  determine and may apply to Participants in the Plan at the  time thereof as well as to future Participants.



           Section  15.2.   Withdrawal.  If an Employer shall  withdraw

from  the  Plan  under Section 11.2, the Committee shall determine  the portion  of  the Trust Fund held by the Trustee which is applicable  to the  Participants and former Participants of such Employer,  and  shall direct the Trustee to segregate such portion in a separate trust.  Such separate trust shall thereafter be held and administered as a  part  of the separate plan of such Employer.

      The portion of the Trust Fund applicable to the Participants  and former Participants of a particular Employer shall be the sum of:



      (a)   the  total  amount  credited to all  interest  and  special

accounts   which  are  applicable  to  the  Participants   and   former

Participants of such Employer, and



      (b)   an amount which bears the same ratio to the excess, if any,

of

               (i)  the total value of the Trust Fund over

               (ii) the total amount credited to all interest and special accounts as  the total amount credited to the accounts (other than interest  and special  accounts) which are applicable to the Participants and  former

Participants  of  such Employer bears to the total amount  credited  to such accounts of all Participants and former Participants.



           Section  15.3.  Termination.  Any Employer may at  any  time terminate its participation in the Plan by resolution of its  board  of directors  to  that effect.  In the event of any such termination,  the

Committee  shall determine the portion of the Trust Fund  held  by  the

Trustee which is applicable to the Participants and former Participants of  such Employer and direct the Trustee to distribute such portion  as follows:



      (a)  The balance in any interest account shall be distributed  to the Distributee entitled to receive such account.



      (b)  The remaining assets of such portion of the Trust Fund shall be distributed to Participants ratably in proportion to the balances of their respective accounts.

     A complete discontinuance of contributions by an Employer shall be deemed  a termination of such Employer's participation in the Plan  for purposes of this Section.

      If  the Internal Revenue Service shall refuse to issue an initial favorable determination letter that the Plan and Trust as adopted by an

Employer  meet the requirements of Section 401(a) of the Code and  that the  Trust  is  exempt from tax under Section 501(a) of the  Code,  the

Employer  may terminate its participation in the Plan and the Committee shall  direct the Trustee to pay and deliver the portion of  the  Trust

Fund  applicable  to the Participants and former Participants  of  such

Employer,  determined pursuant to Section 15.2, to  such  Employer  and such Employer shall pay to Participants or their Beneficiaries the part of  such  Employer's  portion of the Trust Fund as is  attributable  to contributions made by Participants.



            Section   15.4.   Trust  to  be  Applied  Exclusively   for

Participants  and Their Beneficiaries.  Subject only to the  provisions of  the second paragraph of Section 15.3 and any other provision of the

Plan  to  the contrary notwithstanding, it shall be impossible for  any part of the Trust to be used for or diverted to any purpose not for the exclusive  benefit  of Participants and their Beneficiaries  either  by operation or termination of the Plan, by power of amendment or by other means.



           Section  15.5.   Distribution  Upon  Sale  of  Assets.   All

contributions and income attributable thereto under the Plan  shall  be distributed to Participants, as soon as administratively feasible after the  sale,  to  an  entity  that  is not  an  Affiliated  Employer,  of substantially all of the assets used by the Employer in  the  trade  or business in which the Participant is employed.



           Section  15.6.  Distributions Upon Sale of Subsidiary.   All

contributions and income attributable thereto under the Plan, shall  be distributed, as soon as administratively feasible after the sale, to an

entity   that  is  not  an  Affiliated  Employer,  of  an  incorporated

Affiliated Employer's interest in a subsidiary to Participants employed by such subsidiary.



                              ARTICLE 16
                         TOP-HEAVY PLAN YEARS


          Section 16.1.  For purposes of this Article 16:

          (a) (1) "Key Employee" means any Participant who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is

                          (i)  one of the ten (10) Employees owning the
               largest   interests  in  all  Employers  and  Affiliates
               considered as a unit;

                         (ii) an owner of more than five percent (5%) of the outstanding stock, or of stock possessing more than five percent (5%) of the total combined voting power, of any Employer or Affiliate;

                       (iii) an owner of more than one percent (1%) of the outstanding stock or of stock possessing more than one percent (1%) of the total combined voting power of any Employer or Affiliate, whose Section 415 Compensation from all Employers and Affiliates combined exceeds $150,000; or

                       (iv)   an officer of an Employer or Affiliate


                 as determined under the applicable provisions of Paragraphs (2) through (4) of this Subsection (a).

                (2) No Employee shall be considered a Key Employee pursuant to Subparagraph (1)i) if such Employee's Compensation is less than the amount determined under Section 415(c)(1)(A) of the Code (as adjusted pursuant to Section
          415(d)(1)(B) of the Code) for the calendar year in which falls the Determination Date.

                (3) For purposes of Subparagraphs (1)(i)-(iii), an Employee shall be considered as owning all interests in an Employer which he owns directly or would be considered as owning under the rules contained in Section 318 of the Code, except that Subparagraph (C) of Section 318(a)(2) shall be applied by substituting "5%" for "50%".

                (4) No more than the greater of three (3) Employees or ten percent (10%) of all Employees (up to a maximum of 50) of all Employers and Affiliates considered as a unit shall be considered officers for purposes of Subparagraph (1)(iv). Where the actual number of such officers exceeds the limits imposed by the preceding sentence, those considered officers for purposes of Subparagraph (1)(iv) shall be the officers having the highest annual Compensation during the five-year period consisting of the Plan Year and the four (4) preceding Plan Years.



      (b)  "Determination Date" means June 30, 1988 and with respect to any  Plan  Year commencing after 1988, the last day of the  immediately preceding Plan Year.



     (c)  "Aggregation Group" means

               (1)  two or more plans of an Employer or Affiliate, each

          of which:


                          (i) has one or more Participants who are Key Employees, and/or

                         (ii)   enables  any  plan  described  in  Sub-
               paragraph  (i)  to  meet  the  requirements  of  Section
               401(a)(4) or Section 410 of the Code, plus, at the Company's election,

                (2) any other plan or plans which, when considered together with the plan or plans described in Paragraph (1) satisfy the requirements of Section 401(a)(4) and/or Section 410 of the Code.



     (d)  "Employee" and "Key Employee" include their beneficiaries.



      (e)  "Top-Heavy Plan Year" means any Plan Year for which the Plan is  a Top-Heavy Plan described in Section 16.3, such Section 16.3 to be read  as incorporating the definitions supplied by Section 416  of  the

Code  and  the  regulations promulgated thereunder, and  those  of  any successor statute thereto.



      (f)   "Section  415  Compensation"  means,  for  any  period,  an individual's current Compensation from an Employer or an Affiliate  for such  period, including those items listed in Paragraph (1)  of  Treas.

Reg.  Section 1.415-2(d), but excluding those items listed in Paragraph

(2) thereof.



          Section 16.2.  For any Top-Heavy Plan Year, the provisions of

Section  4.1(d), 5.1 and Article 9 shall apply only to the  extent  not inconsistent with Sections 16.3 through 16.7 of the Plan.



           Section 16.3. (a)  Except as provided in Subsection (3), the

Plan is a Top-Heavy Plan for the Plan Year, if, as of the Determination

Date of such Plan Year:

                (1)   The  aggregate  of the Accrued  benefits  of  Key
          Employees under the Plan exceeds sixty percent (60%) of the Aggregate of the Accrued Benefits of all Employees under the Plan unless the Plan is a member of an Aggregation Group which is not an Aggregation Group described in Subparagraph
          (2)(B); or

               (2)  The Plan is a member of an Aggregation Group:

             (A) which is described in Section 16.1(c)(1),

               and

             (B) with respect to which the sum of:

                          (i) the present value of the cumulative accrued benefits, of all Key Employees under all defined benefit plans within the Aggregation Group, and

                         (ii) the aggregate of the account balances of all Key Employees under all defined contribution plans in the Aggregation Group --

             exceeds sixty percent (60%) of the sum of:

                          (i) the present value of the cumulative accrued benefits of all Employees under all defined benefit plans included in the Aggregation Group, and

                         (ii)   the  aggregate of the accounts  of  all
               Employees under all defined contribution plans in the Aggregation Group.

                (3) This Section 16.3 shall not apply if the Plan is a member of an Aggregation Group other than an Aggregation Group described in Subparagraph (2)(B) of this Subsection
          (a).



     (b)  For purposes of this Section 16.3:

                (1) the accrued benefit and/or account balance of any Employee who is not a Key Employee during the Plan Year but who was a Key Employee during the immediately preceding Plan Year shall be disregarded;

                (2) the present value of the accrued benefit of an Employee in a defined benefit plan or the account balance of an Employee in a defined contribution plan includes any amount distributed with respect to the Employee under the plan within the five (5) year period ending on the Determination Date;

                (3) the account balance of a Participant under this Plan as of any Determination Date shall equal the Participant's account balance determined under Article 7 as of the Valuation Date coinciding with such Determination Date.



           Section 16.4. (a)  Except as provided in Subsection (b), the amount  of the Employer Contribution made on behalf of each Participant who is not a Key Employee for any Plan Year for which the Plan is a Top-

Heavy Plan shall be at least equal to the lesser of:

                (1) three percent (3%) of such Participant's Section 415 Compensation; or

                 (2) the percentage of Section 415 Compensation represented by the Employer Contributions (inclusive of Salary Reduction Contributions) made on behalf of the Key Employee for whom such percentage is the highest for such Plan Year, determined by dividing the contribution made on behalf of each such Key Employee by so much of his Section 415 Compensation as does not exceed $200,000 (or $150,000, effective January 1, 1994), provided such non-Key Employee has not separated from service at the end of the Plan Year.



Such contributions remain fully nonforfeitable under any circumstances.



      (b)   Where  the  inclusion of this Plan in an Aggregation  Group pursuant to Section 16.1(c)(1) enables a defined benefit plan described in  Section 16.1(c)(1) to meet the requirements of Section 401(a)(4) or

Section  410  of  the Code, the minimum Employer Contribution  required under  this  Section  16.4 shall be the amount specified  in  Paragraph

(a)(1) hereof.



      (c)   For  purposes of this Section 16.4, the amount of  Employer

Contributions deemed made on behalf of any Participant shall  be  equal to  the  total Employer Contributions made pursuant to Section 5.1  and allocated to his Account for the Plan Year.



           Section 16.5. (a)  Except as provided in Subsection (b), the

Compensation of a Key Employee which is taken into account for purposes of  Section  5.1 and 4.6 of the Plan for any Top-Heavy Plan Year  shall not exceed $200,000.



      (b)  The amount specified in Subsection (a) shall be adjusted  in accordance with applicable cost-of-living adjustments prescribed by the

Secretary of the Treasury pursuant to Section 416(d)(2) of the Code.



           Section  16.6.   For  any Top-Heavy Plan  Year,  the  entire

interest of each Key Employee shall be distributed to him either:



      (a)   not  later  than the end of the taxable year  in  which  he attains age seventy and one-half (70-1/2) or



      (b)   commencing within the time specified in Subsection (a)  and continuing  over  the  life  of the Participant  or  the  life  of  the

Participant  and  his  spouse or over a certain  period  not  extending beyond  the life expectancy of such Key Employee or the joint and  last survivor life expectancy of such Key Employee and his spouse.



                              ARTICLE 17
                TERMINATED INVESTMENT AND SAVINGS PLAN
            FOR HOURLY EMPLOYEES AT STERLINGTON, LOUISIANA


           Effective April 16, 1992 the Investment and Savings Plan for

Hourly   Employees  at  Sterlington,  Louisiana  ("Savings  Plan")   is

terminated.   Assets  from  the trust for the  Savings  Plan  shall  be

distributed in accordance with the Savings Plan's procedure  for  final valuation  of  Participants' Plan Accounts.  Those Participants  having account  balances  of  less  than $3,500 and  those  Participants  with account balances in excess of $3,500 who have consented to distribution shall receive distributions in accordance with Savings Plan provisions.

After  such  distributions have been completed  the  remaining  account balances  shall  be transferred from the terminated  Savings  Plan  and merged into the trust for this Plan.  Participants still having account balances  shall  be  given a one time election to have  their  Accounts invested  in the Fixed Income Fund or the Money Market Fund or  50%  in

each.   Thereafter, distributions of Plan Accounts  shall  be  made  in accordance with Section 8 of the Savings Plan.  Participants shall have

no   right   of  contribution  via  employee  pre-tax  or   after   tax

contributions to employer matching contributions.

          IN WITNESS WHEREOF, IMC Global Operations Inc. has caused its corporate  seal  to be hereunto affixed by its officers thereunto  duly authorized this 31st day of December, 1994.



                              IMC GLOBAL OPERATIONS INC.







                              By: Allen C. Miller

                                  ---------------------------







(Corporate Seal)





ATTEST:



Marschall I. Smith

---------------------------